Exhibit 4.6

EXECUTION VERSION

TRUST SUPPLEMENT NO. 2017-1C
Dated as of May 10, 2018
between
SPIRIT AIRLINES, INC.
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee,
To
PASS THROUGH TRUST AGREEMENT
Dated as of August 11, 2015
Spirit Airlines Pass Through Trust 2017-1C
Spirit Airlines Pass Through Certificates,
Series 2017-1C

i	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6
Table of Contents

i	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

Page

Section 9.09	No Recourse against Others	24

EXHIBITS

Exhibit A	- Form of Certificate

Exhibit B	- Amendments to Basic Agreement

SCHEDULES

Schedule I	- Series C Equipment Notes, Principal Amounts, Maturities and Aircraft

Schedule II	- Note Documents

AMERICAS 94409275 v12 (2K)	ii	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

TRUST SUPPLEMENT NO. 2017-1C
This TRUST SUPPLEMENT NO. 2017-1C, dated as of May 10, 2018 (as amended from time to time, the “Trust Supplement”), between SPIRIT AIRLINES, INC., a Delaware corporation (together with any successor in interest pursuant to Section 5.02 of the Basic Agreement, the “Company” or “Spirit”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as trustee (together with any successor in interest and any successor or other trustee appointed as provided in the Basic Agreement, the “Trustee”) under the Pass Through Trust Agreement, dated as of August 11, 2015, between the Company and Wilmington Trust, National Association (the “Basic Agreement”).
W I T N E S S E T H:
WHEREAS, the Basic Agreement, which is unlimited as to the aggregate face amount of Certificates that may be issued and authenticated thereunder, has heretofore been executed and delivered;
WHEREAS, Spirit owns, and has financed, the nine aircraft described in Part One of Schedule I (the “Funded Aircraft”);
WHEREAS, Spirit has obtained commitments from Airbus S.A.S. for the delivery scheduled on or prior to October 31, 2018 of the three aircraft described in Part Two of Schedule I (the “Pre-Funded Aircraft” and, together with the Funded Aircraft, each, an “Aircraft” and, collectively, the “Aircraft”), and Spirit wishes to finance the Pre-Funded Aircraft pursuant to the NPA;
WHEREAS, Spirit has issued the Class AA Certificates, the Class A Certificates and Class B Certificates on November 28, 2017 in order to finance the Aircraft pursuant to the Original NPA;
WHEREAS, Spirit has issued a Series AA Equipment Note, a Series A Equipment Note and Series B Equipment Note related to each Funded Aircraft and Spirit wishes to issue a Series C Equipment Note Pursuant to the Indenture related to each such Funded Aircraft (as amended by the Indenture Amendment relating to such Indenture);
WHEREAS, pursuant to the Indenture with respect to each Pre-Funded Aircraft, Spirit will issue a Series AA Equipment Note, a Series A Equipment Note, a Series B Equipment Note and a Series C Equipment Note, in each case, secured by, among other things, such Aircraft;
WHEREAS, the Trustee shall hereby declare the creation of the Class C Trust (as defined below) for the benefit of Holders of the Class C Certificates (as defined below) to be issued in respect of such Class C Trust, and the initial Holders of the Class C Certificates, as grantors of such Class C Trust, by their respective acceptances of the Class C Certificates, shall join in the creation of the Class C Trust with the Trustee;
WHEREAS, all Certificates to be issued by the Class C Trust will evidence Fractional Undivided Interests in the Class C Trust and will have no rights, benefits or interests in respect of any other separate Trust or the property held therein;
WHEREAS, pursuant to the terms and conditions of the Basic Agreement, as supplemented by this Trust Supplement, and the PA Amendments relating to the Funded Aircraft, the Trustee on behalf of the Class C Trust shall on the date hereof purchase the Series C Equipment Notes relating to the Funded Aircraft issued by the Company pursuant to the Indentures related to the Funded Aircraft (as each such Indenture is amended by the Indenture Amendment relating to such Indenture) having the identical interest rate as, and final maturity dates not later than the final expected Regular Distribution Date of, the Class C Certificates issued hereunder and shall hold such Series C Equipment Notes relating to the Funded Aircraft in trust for the benefit of the Class C Certificateholders;
WHEREAS, pursuant to the Certificate Purchase Agreement, each Purchaser proposes to purchase Class C Certificates issued by the Class C Trust in the face amount set forth opposite the name of such Purchaser on Schedule I thereto on the terms and subject to the conditions set forth therein;
WHEREAS, the Escrow Agent and the Purchasers have contemporaneously herewith entered into an Escrow Agreement with the Escrow Paying Agent pursuant to which the Purchasers will deliver to the Escrow Agent

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

a portion of the proceeds from the sale of the Class C Certificates, and have irrevocably instructed the Escrow Agent to withdraw and pay funds from such proceeds upon request and proper certification by the Trustee to purchase Series C Equipment Notes relating to the Pre-Funded Aircraft from time to time prior to the Delivery Period Termination Date;
WHEREAS, the Escrow Agent on behalf of the Class C Certificateholders has contemporaneously herewith entered into a Deposit Agreement with the Depositary under which the Deposits referred to therein will be made and from which Deposits it will withdraw funds to allow the Trustee to purchase Series C Equipment Notes relating to the Pre-Funded Aircraft from time to time prior to the Delivery Period Termination Date;
WHEREAS, pursuant to the terms and conditions of the Basic Agreement, as supplemented by this Trust Supplement, the NPA and the Participation Agreements relating to the Pre-Funded Aircraft, the Trustee on behalf of the Class C Trust shall from time to time purchase the Series C Equipment Notes relating to the Pre-Funded Aircraft issued by the Company pursuant to the Indentures relating to the Pre-Funded Aircraft having the identical interest rate as, and final maturity dates not later than the final expected Regular Distribution Date of, the Class C Certificates issued hereunder and shall hold such Series C Equipment Notes relating to the Pre-Funded Aircraft in trust for the benefit of the Class C Certificateholders;
WHEREAS, pursuant to the terms and conditions of the Intercreditor Agreement referred to in Section 3.02(i) hereof, the Trustee and the other parties thereto will agree to the terms of subordination set forth therein;
WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Definitions. Unless otherwise specified herein or the context otherwise requires, capitalized terms used but not defined herein, including in the recitals hereto, shall have the respective meanings set forth, and shall be construed and interpreted in the manner described, in the Basic Agreement. As used herein, the term “Agreement” shall mean the Basic Agreement, as supplemented by this Trust Supplement. For all purposes of the Basic Agreement as supplemented by this Trust Supplement, the following capitalized terms have the following meanings (any term used herein which is defined in both this Trust Supplement and the Basic Agreement shall have the meaning assigned thereto in this Trust Supplement for purposes of the Basic Agreement as supplemented by this Trust Supplement).
Account: Has the meaning specified in the Deposit Agreement.

Additional Certificateholder: Has the meaning specified in the Intercreditor Agreement.

Additional Certificates: Has the meaning specified in the Intercreditor Agreement.

Additional Equipment Notes: Has the meaning specified in the Intercreditor Agreement.

Additional Trust: Has the meaning specified in the Intercreditor Agreement.

Additional Trust Agreement: Has the meaning specified in the Intercreditor Agreement.

Affiliate: Has the meaning specified in the Intercreditor Agreement.

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Exhibit 4.6

Agreement: Has the meaning specified in the first paragraph of Section 1.01 of this Trust Supplement.

Aircraft: Has the meaning specified in the recitals to this Trust Supplement and any Replacement Aircraft (as defined in the applicable Indenture) in replacement thereof in accordance with the applicable Indenture.

Applicable Funding Date: Has the meaning specified in Section 7.01(b) of this Trust Supplement.

Applicable Notice of Purchase Withdrawal: Has the meaning specified in the Escrow Agreement.

Applicable Participation Agreement: Has the meaning specified in Section 7.01(b) of this Trust Supplement.

Basic Agreement: Has the meaning specified in the preamble to this Trust Supplement.

Business Day: Has the meaning specified in the Intercreditor Agreement.

Certificate: Means a Class AA Certificate, a Class A Certificate, a Class B Certificate or a Class C Certificate, as applicable.

Certificate Buy-Out Event: Has the meaning specified in the Intercreditor Agreement.

Certificate Purchase Agreement: Means the Certificate Purchase Agreement dated as of May 10, 2018 among the Purchasers and Spirit, relating to the purchase of the Class C Certificates by the Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

Certificateholder: Means, with respect to any Class of Certificates, the Person in whose name a Certificate is registered in the Register for the Certificates of such Class.

Class: Has the meaning specified in the Intercreditor Agreement.

Class AA Certificateholder: Has the meaning specified in the Intercreditor Agreement.

Class AA Certificates: Has the meaning specified in the Intercreditor Agreement.

Class AA Trust: Has the meaning specified in the Intercreditor Agreement.

Class AA Trust Agreement: Has the meaning specified in the Intercreditor Agreement.

Class AA Trustee: Has the meaning specified in the Intercreditor Agreement.

Class A Certificateholder: Has the meaning specified in the Intercreditor Agreement.

Class A Certificates: Has the meaning specified in the Intercreditor Agreement.

Class A Trust: Has the meaning specified in the Intercreditor Agreement.

Class A Trust Agreement: Has the meaning specified in the Intercreditor Agreement.

Class A Trustee: Has the meaning specified in the Intercreditor Agreement.

Class B Certificateholder: Has the meaning specified in the Intercreditor Agreement.

Class B Certificates: Has the meaning specified in the Intercreditor Agreement.

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Class B Trust: Has the meaning specified in the Intercreditor Agreement.

Class B Trust Agreement: Has the meaning specified in the Intercreditor Agreement.

Class B Trustee: Has the meaning specified in the Intercreditor Agreement.

Class C Certificateholder: Means, at any time, any Certificateholder of one or more Class C Certificates.

Class C Certificates: Has the meaning specified in Section 3.01 of this Trust Supplement.

Class C Trust: Has the meaning specified in Section 2.01 of this Trust Supplement.

Code: Means the Internal Revenue Code of 1986, as amended.

Company: Has the meaning specified in the preamble to this Trust Supplement.

Corporate Trust Office: Has the meaning specified in the Intercreditor Agreement.

Cut-off Date: Has the meaning specified in Section 3.02(b) of this Trust Supplement.

Definitive Certificates: Has the meaning specified in Section 4.01(e) of this Trust Supplement.

Delivery Period Termination Date: Has the meaning specified in the NPA.

Deposit Agreement: Means, subject to Section 5 of the NPA, the Deposit Agreement (Class C), dated as of the date hereof, relating to the Class C Certificates between the Depositary and the Escrow Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

Depositary: Means, subject to Section 5 of the NPA, Citibank, N.A.

Deposits: Has the meaning specified in the Deposit Agreement.

Distribution Date: Means a Regular Distribution Date or a Special Distribution Date.

Equipment Notes: Has the meaning specified in the Intercreditor Agreement.

ERISA: Means the Employee Retirement Income Security Act of 1974, as amended.

ERISA Plan: Means (i) a retirement plan or other employee benefit plan or arrangement, including for this purpose an individual retirement account, annuity or Keogh plan, that is subject to Title I of ERISA or Section 4975 of the Code or (ii) any other entity whose underlying assets are deemed to include the assets of any plan or arrangement described in (i) above by virtue of the U.S. Department of Labor regulation in 29 CFR §2510.3-101, as modified by Section 3(42) of ERISA (or any successor to such regulation).

Escrow Agent: Means, initially, Wilmington Trust Company, a Delaware trust company, and any replacement or successor therefor appointed in accordance with the Escrow Agreement.

Escrow Agreement: Means the Escrow and Paying Agent Agreement (Class C), dated as of the date hereof, relating to the Class C Certificates, among the Escrow Agent, the Escrow Paying Agent, the Trustee and the Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

Escrow Paying Agent: Means the “Paying Agent” as defined in the Escrow Agreement.

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Exhibit 4.6

Escrow Period Termination Date: Has the meaning specified in Section 5.01(c)(i) of this Trust Supplement.

Escrow Receipt: Means a receipt substantially in the form annexed to the Escrow Agreement representing a fractional undivided interest in the funds held in escrow thereunder.

Event of Default: With respect to any Indenture, has the meaning specified in Section 4.01 of such Indenture.

Event of Loss Withdrawal: Has the meaning specified in the Escrow Agreement.

Final Withdrawal: Has the meaning specified in the Escrow Agreement.

Final Withdrawal Date: Has the meaning specified in the Escrow Agreement.

Fractional Undivided Interests: Has the meaning specified in the Intercreditor Agreement.

Funded Aircraft: Has the meaning specified in the recitals to this Trust Supplement.

Funding Date: Has the meaning specified in the NPA.

Funding Notice: Has the meaning specified in the NPA.

Holder: Means a Certificateholder.

Indenture: Has the meaning specified in the Intercreditor Agreement.

Indenture Amendment: Means, with respect to an Indenture and Security Agreement relating to a Funded Aircraft entered into between the Company and the Loan Trustee pursuant to the Original NPA, the First Amendment thereto, dated as of the date hereof, between the Company and the Loan Trustee.

Intercreditor Agreement: Has the meaning specified in Section 3.02(j) of this Trust Supplement.

Issuance Date: Has the meaning specified in Section 7.01(a) of this Trust Supplement.

Junior Additional Certificateholder: Means, with respect to any Additional Certificateholder exercising its right to purchase Certificates under Section 6.01 of this Trust Supplement, any holder of any class of Additional Certificates that rank junior, in priority of payment of “Expected Distributions” for such class under the Intercreditor Agreement, to the class of Additional Certificates held by such Additional Certificateholder.

Liquidity Provider: Has the meaning specified in the Intercreditor Agreement.

Loan Trustee: Means, with respect to any Indenture, the bank, trust company or other financial institution designated as loan trustee thereunder, and any successor to such loan trustee.

Note Documents: Means, collectively, the Participation Agreements, the Indentures, each Indenture Supplement (as defined in any Indenture), the Airframe Warranties Agreement (as defined in any Indenture) and the Equipment Notes.

Notice of Purchase Withdrawal: Has the meaning specified in the Deposit Agreement.

NPA: Means the Note Purchase Agreement dated as of November 28, 2017, among the Class AA Trustee, the Class A Trustee, the Class B Trustee, the Company, the Subordination Agent, the escrow agent and the escrow paying agent relating to the Class AA Certificates, the Class A Certificates and the Class B Certificates (the “Original NPA”), as amended and restated by the Amended and Restated Note Purchase Agreement, dated as of the date hereof, among the Trustee, the Class AA Trustee, the Class A Trustee, the Class B Trustee, the Company, the Escrow Agent, the Escrow

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Exhibit 4.6

Paying Agent and the Subordination Agent, providing for, among other things, the purchase of Series C Equipment Notes relating to the Pre-Funded Aircraft by the Trustee on behalf of the Class C Trust, as the same may be further amended, supplemented or otherwise modified from time to time, in accordance with its terms.

Original NPA: Has the meaning specified in the definition of “NPA”.

Operative Agreements: Has the meaning specified in the Intercreditor Agreement.

Other Agreements: Means (i) the Class AA Trust Agreement, (ii) the Class A Trust Agreement, (iii) the Class B Trust Agreement, (iv) any Additional Trust Agreement and (v) any Refinancing Trust Agreement.

Other Trustees: Means the trustees under the Other Agreements, and any successor or other trustee appointed as provided therein.

Other Trusts: Means the Class AA Trust, the Class A Trust, the Class B Trust, any Additional Trust or Trusts, or any Refinancing Trust or Trusts, in each case created by the applicable Other Agreement.

PA Amendment: Means, with respect to a Participation Agreement relating to a Funded Aircraft entered into by the parties thereto pursuant to the Original NPA, the First Amendment thereto, dated as of the date hereof, among the initial parties to such Participation Agreement and the Trustee.

Participation Agreement: Has the meaning specified in the Intercreditor Agreement.

Paying Agent: Means, with respect to the Class C Certificates, the paying agent maintained and appointed for such Class C Certificates pursuant to Section 7.12 of the Basic Agreement.

Person: Means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, trustee, unincorporated organization or government or any agency or political subdivision thereof.

Plan: Means (i) an ERISA Plan or (ii) such a plan or arrangement which is a foreign, church or governmental plan or arrangement exempt from Title I of ERISA and Section 4975 of the Code but subject to a Similar Law.

Pool Balance: Means, as of any date, (i) the original aggregate face amount of the Class C Certificates less (ii) the aggregate amount of all distributions made as of such date in respect of the Class C Certificates or in respect of Deposits other than distributions made in respect of interest or Premium or reimbursement of any costs or expenses incurred in connection therewith. The Pool Balance as of any date shall be computed after giving effect to any distribution with respect to unused Deposits, the payment of principal, if any, of the Series C Equipment Notes or payment with respect to other Trust Property and the distribution thereof to be made on such date.

Pool Factor: Means, as of any Distribution Date, the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance by (ii) the original aggregate face amount of the Class C Certificates. The Pool Factor as of any Distribution Date shall be computed after giving effect to any distribution with respect to unused Deposits, payment of principal, if any, of the Series C Equipment Notes or payment with respect to other Trust Property and the distribution thereof to be made on that date.

Pre-Funded Aircraft: Has the meaning specified in the recitals to this Trust Supplement.

Premium: Has the meaning specified in the Intercreditor Agreement.

Purchasers: Means the entities named as purchasers of the Class C Certificates in the Certificate Purchase Agreement.

Rating Agencies: Has the meaning specified in the Intercreditor Agreement.

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Exhibit 4.6

Refinancing Certificateholder: Has the meaning specified in the Intercreditor Agreement.

Refinancing Certificates: Has the meaning specified in the Intercreditor Agreement.

Refinancing Equipment Notes: Has the meaning specified in the Intercreditor Agreement.

Refinancing Trust: Has the meaning specified in the Intercreditor Agreement.

Refinancing Trust Agreement: Has the meaning specified in the Intercreditor Agreement.

Register: Has the meaning specified in Section 4.04 of this Trust Supplement.

Registrar: Has the meaning specified in Section 4.04 of this Trust Supplement.

Regular Distribution Date: Has the meaning specified in Section 3.02(c) of this Trust Supplement.

Replacement Deposit Agreement: Has the meaning specified in the NPA.

Replacement Depositary: Has the meaning specified in the NPA.

Replacement Liquidity Facility: Has the meaning specified in the Intercreditor Agreement.

Replacement Liquidity Provider: Has the meaning specified in the Intercreditor Agreement.

Responsible Officer: Has the meaning specified in the Intercreditor Agreement.

Scheduled Payment: Has the meaning specified in the Intercreditor Agreement.

Securities Act: Means the Securities Act of 1933, as amended.

Series AA Equipment Notes: Has the meaning specified in the Intercreditor Agreement.

Series A Equipment Notes: Has the meaning specified in the Intercreditor Agreement.

Series B Equipment Notes: Has the meaning specified in the Intercreditor Agreement.

Series C Equipment Notes: Has the meaning specified in the Intercreditor Agreement.

Similar Law: Means a foreign, federal, state, or local law which is substantially similar to the prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code.

Special Distribution Date: Means, with respect to the Class C Certificates, each date on which a Special Payment is to be distributed as specified in this Agreement.

Special Payment: Means any payment (other than a Scheduled Payment) in respect of, or any proceeds of, any Equipment Note or the Collateral (as defined in any Indenture).

Special Payments Account: Means, with respect to the Class C Certificates, the account or accounts created and maintained for such series pursuant to Section 4.01(b) of the Basic Agreement (as modified by Section 7.01(c) of this Trust Supplement) and this Trust Supplement.

Spirit: Has the meaning specified in the preamble to this Trust Supplement.

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Exhibit 4.6

Subordination Agent: Has the meaning specified in the Intercreditor Agreement.

Triggering Event: Has the meaning specified in the Intercreditor Agreement.

Trust: Means the Class AA Trust, the Class A Trust, the Class B Trust or the Class C Trust, as applicable.

Trust Property: Means (i) subject to the Intercreditor Agreement, the Series C Equipment Notes held as the property of the Class C Trust, all monies at any time paid thereon and all monies due and to become due thereunder, (ii) funds from time to time deposited in the Certificate Account and the Special Payments Account and, subject to the Intercreditor Agreement, any proceeds from the sale by the Trustee pursuant to Article VI of the Basic Agreement of any Equipment Notes and (iii) all rights of the Class C Trust and the Trustee, on behalf of the Class C Trust, under the Intercreditor Agreement, the Escrow Agreement and the NPA, including, without limitation, all rights to receive certain payments thereunder, and all monies paid to the Trustee on behalf of the Class C Trust pursuant to the Intercreditor Agreement, provided that rights with respect to the Deposits or under the Escrow Agreement, except for the right to direct withdrawals for the purchase of Series C Equipment Notes to be held herein, will not constitute Trust Property.

Trust Supplement: Has the meaning specified in the preamble hereto.

Trustee: Has the meaning specified in the preamble to this Trust Supplement.

Withdrawal Certificate: Has the meaning specified in the Escrow Agreement.

ARTICLE II

DECLARATION OF TRUST

Section 2.01    Declaration of Trust. The Trustee hereby declares the creation of a Trust, designated the “Spirit Airlines Pass Through Trust 2017-1C” (the “Class C Trust”), for the benefit of the Holders of the Class C Certificates to be issued in respect of such Class C Trust, and the initial Holders of the Class C Certificates, as grantors of such Class C Trust, by their respective acceptances of the Class C Certificates, join in the creation of such Class C Trust with the Trustee. The Trustee, by the execution and delivery of this Trust Supplement, acknowledges its acceptance of all right, title and interest in and to the Trust Property to be acquired pursuant to Section 7.01(b) of this Trust Supplement, and, as the case may be, the PA Amendments with respect to the Funded Aircraft or the NPA and the Participation Agreements with respect to the Pre-Funded Aircraft and the Trustee will hold such right, title and interest for the benefit of all present and future Holders of the Class C Certificates, upon the trusts set forth in the Basic Agreement and this Trust Supplement. The provisions of this Section 2.01 supersede and replace the provisions of Sections 2.03 of the Basic Agreement, with respect to the Class C Trust.

Section 2.02    Permitted Activities. The Class C Trust may only engage in the transactions contemplated by the Operative Agreements, subject to Section 9.05 of this Trust Supplement.

ARTICLE III

THE CERTIFICATES

Section 3.01    The Certificates. There is hereby created a series of Certificates to be issued under this Agreement designated as “Spirit Airlines Pass Through Certificates, Series 2017-1C” (the “Class C Certificates”). Each Class C Certificate represents a Fractional Undivided Interest in the Class C Trust created hereby. The Class C Certificates shall be the only instruments evidencing a Fractional Undivided Interest in the Class C Trust. The Class C Certificates do not represent indebtedness of the Class C Trust, and references herein to interest accruing on the Class C Certificates are included for purposes of computation only.

Section 3.02    Terms and Conditions. The terms and conditions applicable to the Class C Certificates and the Class C Trust are as follows:

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Exhibit 4.6

(a)    The aggregate face amount of the Class C Certificates that may be authenticated and delivered under this Agreement (except for Class C Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Class C Certificates pursuant to Sections 3.03, 3.04 and 3.06 of the Basic Agreement and Section 4.03 of this Trust Supplement) is $85,464,000.

(b)    The “Cut-off Date” is the earlier of (i) the day after the Delivery Period Termination Date, and (ii) the date on which a Triggering Event occurs.

(c)    The distribution dates with respect to any payment of Scheduled Payments (each such distribution date, a “Regular Distribution Date”) shall be February 15 and August 15 of each year, commencing on August 15, 2018, until payment of all of the Scheduled Payments to be made under the Equipment Notes has been made; provided, however, that, if any such day shall not be a Business Day, the related distribution shall be made on the next succeeding Business Day without additional interest. The principal amount of the Series C Equipment Notes to be held by the Class C Trust is scheduled to be paid in full on the applicable date specified under the heading “Maturity” on Schedule I with respect to the related Aircraft, as set out in Schedule III to the NPA.

(d)    The Special Distribution Date with respect to the Class C Certificates means any Business Day on which a Special Payment is to be distributed pursuant to this Agreement.

(e)    At the Escrow Agent’s request under the Escrow Agreement, the Trustee shall affix the corresponding Escrow Receipt to each Class C Certificate. In any event, any transfer or exchange of any Class C Certificate shall also effect a transfer or exchange of the related Escrow Receipt. Prior to the Final Withdrawal Date, no transfer or exchange of any Class C Certificate shall be permitted unless the corresponding Escrow Receipt is attached thereto and also is so transferred or exchanged. By acceptance of any Class C Certificate to which an Escrow Receipt is attached, each holder of such a Class C Certificate acknowledges and accepts the restrictions on transfer of the Escrow Receipt as set forth herein, in such Escrow Receipt, and in the Escrow Agreement.

(f)    The Class C Certificates shall be in the form attached hereto as Exhibit A and shall be Definitive Certificates.

(g)    (i) $65,708,000 of the proceeds of the offering of Class C Certificates issued by the Class C Trust shall be used by Trustee in accordance with the PA Amendments relating to the Funded Aircraft to acquire on the date hereof the Series C Equipment Notes described in Schedule I to the Indenture Amendment relating to each Funded Aircraft, and (ii) $19,756,000 of the proceeds of the offering of Class C Certificates issued by the Class C Trust and the Escrow Receipts shall be deposited in the Accounts and shall be used in accordance with the Escrow Agreement, the Deposit Agreement and the NPA to acquire from time to time the Series C Equipment Notes described in Schedule I that relate to the Pre-Funded Aircraft and to the Note Documents relating to the Pre-Funded Aircraft described in Schedule II.

(h)    Any Person acquiring or accepting a Class C Certificate or an interest therein will, by such acquisition or acceptance, be deemed to (i) represent and warrant to the Company, the Loan Trustees and the Trustee that either (1) no assets of a Plan or any trust established with respect to a Plan have been used to purchase or hold Class C Certificates or an interest therein or (2) the purchase and holding of Class C Certificates or interests therein by such Person are exempt from the prohibited transaction restrictions of ERISA and the Code or provisions of Similar Law pursuant to one or more prohibited transaction statutory or administrative exemptions or similar exemptions under Similar Law and (ii) direct the Trustee to invest the assets held in the Class C Trust pursuant to, and take all other actions contemplated by, the terms and conditions of the Basic Agreement, this Trust Supplement, the Intercreditor Agreement, the Deposit Agreement, the Escrow Agreement, the NPA, and each Participation Agreement.

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(i)    Any Person who is an ERISA Plan and is acquiring or accepting a Class C Certificate or an interest therein will, by such acquisition or acceptance, be deemed to represent and warrant to the Company, the Loan Trustees and the Trustee, at any time when regulation 29 C.F.R. Section 2510.3-21, as modified in 2016, is applicable that the decision to acquire or accept the Class C Certificate or interest therein has been made by a duly authorized fiduciary of the ERISA Plan that (i) is independent (as that term is used in 29 C.F.R. 2510.3-21(c)(1)) of the Company and its Affiliates and there is no financial interest, ownership interest, or other relationship, agreement or understanding or otherwise that would limit its ability to carry out its fiduciary responsibility to the ERISA Plan; (ii) is a bank, insurance carrier, registered investment adviser, a registered broker-dealer, or an independent fiduciary that holds, or has under management or control, total assets of at least $50 million (in each case, as specified in 29 C.F.R. 2510.3-21(c)(1)(i)(A)-(E)); (iii) is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including, without limitation, with respect to the decision to acquire or accept the Class C Certificate or interest therein); (iv) has been fairly informed that the Company and its Affiliates have not and will not undertake to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the acquisition or acceptance of the Class C Certificate or interest therein; (v) has been fairly informed that the Company and its Affiliates have financial interests in the ERISA Plan’s acquisition or acceptance of the Class C Certificate or interest therein, which interests may conflict with the interest of the ERISA Plan, as more fully described in the offering materials; (vi) is a fiduciary under ERISA or the Code, or both, with respect to the decision to acquire or accept the Class C Certificate or interest therein and is responsible for exercising (and has exercised) independent judgment in evaluating whether to invest the assets of the ERISA Plan in the Class C Certificate or interest therein; and (vii) is not paying the Company or any of its Affiliates, any fee or other compensation directly for the provision of investment advice (as opposed to other services) in connection with the ERISA Plan’s acquisition or acceptance of the Class C Certificate or interest therein.

(j)    The Class C Certificates will be subject to the following Intercreditor Agreement (and to the extent the terms thereof (including the definitions of defined terms) are inconsistent with the terms of this Agreement, such Intercreditor Agreement shall control): that certain Amended and Restated Intercreditor Agreement, dated as of the date hereof, among Wilmington Trust, National Association, as Trustee, as Class AA Trustee, as Class A Trustee and as Class B Trustee, Commonwealth Bank of Australia, New York Branch, as each Liquidity Provider, and Wilmington Trust, National Association, as Subordination Agent thereunder (as further may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Intercreditor Agreement”). Under Article VI hereof, the Holders of the Class C Certificates, Additional Certificates (if issued) or Refinancing Certificates (if issued) shall have the rights upon the occurrence of a Certificate Buy-Out Event set forth therein. The Trustee and, by acceptance of any Class C Certificate, each Certificateholder thereof, agrees to be bound by all of the provisions of the Intercreditor Agreement, including the subordination provisions of Section 9.09 thereof.

(k)    The Class C Certificates have the benefit of the Deposit Agreement and the Escrow Agreement.

(l)    The Class C Certificates will not have the benefit of any liquidity facility.

(m)    The Responsible Party is the Company.

(n)    The Company, any other obligor upon the Class C Certificates, and any Affiliate of any thereof may acquire, tender for, purchase, own, hold, become the pledgee of and otherwise deal with any Class C Certificate.

(o)    The “particular sections of the Note Purchase Agreement”, for purposes of clause (3) of Section 7.07 of the Basic Agreement, are Section 4.02 of each Participation Agreement.

AMERICAS 94409275 v12 (2K)	10	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

ARTICLE IV

ISSUANCE AND TRANSFER OF THE CLASS C CERTIFICATES

Section 4.01    Issuance of Class C Certificates. (a) The Class C Certificates will be issued in minimum denominations of $500,000 and integral multiples of $1,000 in excess thereof, except that one Certificate may be issued in a different denomination. Each Class C Certificate shall be dated the date of its authentication.

(b)    [Reserved]

(c)    [Reserved]

(d)    [Reserved]

(e)    Certificated Certificates in registered form shall be issued in substantially the form set forth as Exhibit A hereto (the “Definitive Certificates”) and shall be in fully registered form and shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Definitive Certificates, as evidenced by their execution of such Definitive Certificates.
Section 4.02    Legends. (a)  Each Class C Certificate shall bear the following legend on the face thereof unless the Company instructs the Trustee otherwise consistent with applicable law:

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY TO THE TRUSTEE AND THE COMPANY OF AN OPINION OF COUNSEL AND OTHER DOCUMENTATION AS THE TRUSTEE OR THE COMPANY MAY REQUEST), (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 OF THE SECURITIES ACT OR ANY SUCCESSOR PROVISION (ASSUMING ANY HOLDING PERIOD DETERMINED THEREUNDER WILL BE DEEMED TO HAVE COMMENCED ON THE MOST RECENT FUNDING DATE), (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (6) TO THE COMPANY AND IN EACH OF THE FOREGOING CASES, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT EITHER (A) NO ASSETS OF A PLAN OR ANY TRUST ESTABLISHED WITH RESPECT TO A PLAN HAVE BEEN USED TO PURCHASE OR HOLD THIS CERTIFICATE OR (B) THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH A PERSON ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF ERISA AND THE CODE OR PROVISIONS OF SIMILAR LAW PURSUANT TO ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS OR SIMILAR EXEMPTIONS UNDER SIMILAR LAW.
BY ITS ACQUISITION HEREOF, A HOLDER WHO IS AN ERISA PLAN REPRESENTS, AT ANY TIME WHEN REGULATION 29 C.F.R. SECTION 2510.3-21, AS MODIFIED IN 2016, IS APPLICABLE, THAT THE DECISION TO ACQUIRE OR ACCEPT THIS CERTIFICATE HAS BEEN MADE BY A DULY AUTHORITZED FIDUCIARY OF THE ERISA PLAN THAT (A) IS INDEPENDENT (AS THAT TERM IS USED IN 29 C.F.R. 2510-3-21(c)(1)) OF THE COMPANY AND ITS AFFILIATES AND THERE IS NO FINANCIAL INTEREST, OWNERSHIP INTEREST, OR OTHER RELATIONSHIP, AGREEMENT OR

AMERICAS 94409275 v12 (2K)	11	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

UNDERSTANDING OR OTHERWISE THAT WOULD LIMIT ITS ABILITY TO CARRY OUT ITS FIDUCIARY RESPONSIBILITY TO THE ERISA PLAN; (B) IS A BANK, INSURANCE CARRIER, REGISTERED INVESTMENT ADVISER, A REGISTERED BROKER-DEALER, OR AN INDEPENDENT FIDUCIARY THAT HOLDS, OR HAS UNDER MANAGEMENT OR CONTROL, TOTAL ASSETS OF AT LEAST $50 MILLION (IN EACH CASE, AS SPECIFIED IN 29 C.F.R. 2510.3-21(c)(1)(i)(A)-(E)); (C) IS CAPABLE OF EVALUATING INVESTMENT RISKS INDEPENDENTLY, BOTH IN GENERAL AND WITH REGARD TO PARTICULAR TRANSACTIONS AND INVESTMENT STRATEGIES (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE DECISION TO ACQUIRE OR ACCEPT THIS CERTIFICATE); (D) HAS BEEN FAIRLY INFORMED THAT THE COMPANY AND ITS AFFILIATES HAVE NOT AND WILL NOT UNDERTAKE TO PROVIDE IMPARTIAL INVESTMENT ADVICE, OR TO GIVE ADVICE IN A FIDUCIARY CAPACITY, IN CONNECTION WITH THE ACQUISITION OR ACCEPTANCE OF THIS CERTIFICATE; (E) HAS BEEN FAIRLY INFORMED THAT THE COMPANY AND ITS AFFILIATES HAVE FINANCIAL INTERESTS IN THE ERISA PLAN’S ACQUISITION OR ACCEPTANCE OF THIS CERTIFICATE, WHICH INTERESTS MAY CONFLICT WITH THE INTEREST OF THE ERISA PLAN, AS MORE FULLY DESCRIBED IN THE OFFERING MATERIALS; (F) IS A FIDUCIARY UNDER ERISA OR THE CODE, OR BOTH, WITH RESPECT TO THE DECISION TO ACQUIRE OR ACCEPT THIS CERTIFICATE AND IS RESPONSIBLE FOR EXERCISING (AND HAS EXERCISED) INDEPENDENT JUDGMENT IN EVALUATING WHETHER TO INVEST THE ASSETS OF THE ERISA PLAN IN THIS CERTIFICATE; AND (G) IS NOT PAYING FOR THE COMPANY OR ANY OF ITS AFFILIATES, ANY FEE OR OTHER COMPENSATION DIRECTLY FOR THE PROVISION OF INVESTMENT ADVICE (AS OPPOSED TO OTHER SERVICES) IN CONNECTION WITH THE ERISA PLAN’S ACQUISITION OR ACCEPTANCE OF THIS CERTIFICATE.
CERTAIN TERMS USED IN THE FOREGOING PARAGRAPHS SHALL HAVE THE MEANINGS SPECIFIED IN THE AGREEMENT.
Section 4.03    Transfer and Exchange. The Registrar shall cause to be kept at the office or agency to be maintained by it in accordance with the provisions of Section 7.12 of the Basic Agreement a register (the “Register”) for the Class C Certificates in which, subject to such reasonable regulations as it may prescribe, the Registrar shall provide for the registration of Certificates of such series and of transfers and exchanges of such Class C Certificates as herein provided. The Trustee shall initially be the registrar (the “Registrar”) for the purpose of registering such Class C Certificates and transfers and exchanges of such Class C Certificates as herein provided.

All Class C Certificates issued upon any registration of transfer or exchange of Class C Certificates shall be valid obligations of the Class C Trust, evidencing the same interest therein, and entitled to the same benefits under this Agreement, as the Class C Certificates surrendered upon such registration of transfer or exchange.
Upon surrender for registration of transfer or exchange of any Class C Certificate at the Corporate Trust Office or such other office or agency, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Class C Certificates, in authorized denominations of a like aggregate Fractional Undivided Interest.
A Class C Certificateholder may transfer a Class C Certificate, or request that a Class C Certificate be exchanged for Class C Certificates in an aggregate Fractional Undivided Interest equal to the Fractional Undivided Interest of such Class C Certificate surrendered for exchange of other authorized denominations, by surrender of such Class C Certificate to the Trustee with the form of transfer notice thereon duly completed and executed, and otherwise complying with the terms of the Agreement, including providing evidence of compliance with any restrictions on transfer, in form satisfactory to the Trustee and the Registar. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Class C Certificateholder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Prior to the registration of any transfer by a Class C Certificateholder as provided herein, the Trustee shall treat the Person in whose name the Class C Certificate is registered as the owner thereof for all purposes, and the Trustee shall not be affected by notice to the contrary.
The Registrar shall not register the transfer or exchange of any Class C Certificate in the name of any Person unless and until evidence satisfactory to the Company and the Trustee that the conditions to any

AMERICAS 94409275 v12 (2K)	12	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

such transfer or exchange set forth in Section 4.02 shall have been satisfied is submitted to them and the Company has so notified the Trustee and the Registrar in writing of such satisfaction. The Registrar and the Trustee shall not be liable to any Person for registering any transfer or exchange, or for executing, authenticating or delivering any Class C Certificate based on such certification. The Registrar and the Trustee may treat the Person in whose name any Class C Certificate is registered as the sole owner of the beneficial interest in the Class C Trust evidenced by such Class C Certificate.
By its acceptance of a Class C Certificate, each Holder of Class C Certificates acknowledges the restrictions on transfer of the Class C Certificates set forth in this Trust Supplement and in the legend on the face thereof and agrees that it will transfer such Class C Certificates only as provided in this Trust Supplement and in the legend on the face thereof.
No service charge shall be made to a Class C Certificateholder for any registration of transfer or exchange of Class C Certificates, but the Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Class C Certificates. All Class C Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee.
Section 4.04    Amendment of Section 3.04 and Inapplicability of Section 3.05 for the Basic Agreement. Section 4.03 of this Trust Supplement supersedes and replaces Section 3.04 of the Basic Agreement with respect to the Class C Trust and, for purposes of this Agreement, any references in the Basic Agreement to Section 3.04 of the Basic Agreement shall be superseded and replaced by a reference to Section 4.03 of this Trust Supplement. Pursuant to Section 3.05(f) of the Basic Agreement, Section 3.05 thereof is inapplicable to the Class C Certificates and this Trust Supplement.
ARTICLE V

DISTRIBUTION; STATEMENTS TO CERTIFICATEHOLDERS

Section 5.01    Statements to Certificateholders. (a) On each Regular Distribution Date and Special Distribution Date, the Trustee will include with each distribution to the Class C Certificateholders a statement, giving effect to the distribution to be made on such Regular Distribution Date or Special Distribution Date, setting forth the following information (per $1,000 aggregate face amount of Class C Certificates as to clauses (ii), (iii), (iv) and (v) below):
(i)the aggregate amount of funds distributed on such Distribution Date under this Agreement and the Escrow Agreement, indicating the amount, if any, allocable to each source;

(ii)the amount of such distribution under this Agreement allocable to principal and the amount allocable to Premium (if any);

(iii)the amount of such distribution under this Agreement allocable to interest;

(iv)the amount of such distribution under the Escrow Agreement allocable to interest, if any;

(v)the amount of such distribution under the Escrow Agreement allocable to unused Deposits, if any; and

(vi)the Pool Balance and the Pool Factor.

(b)    Within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Trustee shall furnish to each Person who at any time during such calendar year was a Class C Certificateholder of record a statement containing the sum of the amounts

AMERICAS 94409275 v12 (2K)	13	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

determined pursuant to clauses (a)(i), (a)(ii), (a)(iii), (a)(iv) and (a)(v) above for such calendar year or, in the event such Person was a Class C Certificateholder of record during a portion of such calendar year, for the applicable portion of such year, and such other items as are readily available to the Trustee and which a Class C Certificateholder may reasonably request as necessary for the purpose of such Certificateholder’s preparation of its United States federal income tax returns or foreign income tax returns.

(c)    Promptly following:

(i)    the Delivery Period Termination Date, or, if later, the date of any Final Withdrawal (the later of such dates, the “Escrow Period Termination Date”), if there has been, on or prior to the Escrow Period Termination Date, any early redemption or purchase of, or any default in the payment of principal or interest in respect of, any of the Series C Equipment Notes held in the Class C Trust, any Event of Loss Withdrawal or any Final Withdrawal, and

(ii)    the date of any early redemption or purchase of, or any default in the payment of principal or interest in respect of, any of the Series C Equipment Notes held in the Class C Trust, in either case described in this clause (ii), occurring after the Escrow Period Termination Date, the Trustee shall furnish to Class C Certificateholders of record on such date a statement setting forth (x) the expected Pool Balances for each subsequent Regular Distribution Date following the Delivery Period Termination Date or the date of such early redemption, purchase or default, (y) the related Pool Factors for such Regular Distribution Dates, and (z) the expected principal distribution schedule of the Series C Equipment Notes, in the aggregate, held as Trust Property at the date of such notice.
(d)    Notwithstanding anything to the contrary herein or in the Basic Agreement, to the extent a Class C Certificateholder has provided in writing sufficient wire transfer details to the Trustee, each distribution on the Class C Certificates to such Certificateholder shall be made by wire transfer in immediately available funds to the account designated by such Certificateholder.

(e)    The provisions of this Section 5.01 supersede and replace the provisions of Section 4.03 of the Basic Agreement in their entirety with respect to the Class C Trust.

ARTICLE VI

DEFAULT
Section 6.01    Purchase Rights of Certificateholders. (a) By acceptance of its Class C Certificate, each Class C Certificateholder agrees that at any time after the occurrence and during the continuation of a Certificate Buy-Out Event:

(i)    so long as no Additional Certificateholder has elected to exercise its rights to purchase Certificates pursuant to, and given notice of such election in accordance with, this Section 6.01(a) (upon such election and notification thereof, the right specified in this Section 6.01(a)(i) shall be suspended and (x) upon consummation of the purchase pursuant to such election, be terminated with respect to such Certificate Buy-Out Event, or (y) upon failure to consummate such purchase on the proposed purchase date, such right shall be revived), each Class C Certificateholder (other than the Company or any of its Affiliates) shall have the right to purchase, at the purchase price set forth in the Class AA Trust Agreement, in the Class A Trust Agreement

AMERICAS 94409275 v12 (2K)	14	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

and in the Class B Trust Agreement, respectively, all, but not less than all, of the Class AA Certificates, the Class A Certificates and the Class B Certificates upon ten days’ prior written irrevocable notice to the Trustee, the Class AA Trustee, the Class A Trustee, the Class B Trustee and each other Class C Certificateholder, on the third Business Day following the expiration of such ten-day notice period, provided that (A) if prior to the end of such ten-day period any other Class C Certificateholder(s) (other than the Company or any of its Affiliates) notifies such purchasing Class C Certificateholder that such other Class C Certificateholder(s) want(s) to participate in such purchase, then such other Class C Certificateholder(s) (other than the Company or any of its Affiliates) may join with the purchasing Class C Certificateholder to purchase all, but not less than all, of the Class AA Certificates, the Class A Certificates and the Class B Certificates pro rata based on the Fractional Undivided Interest in the Class C Trust held by each such Class C Certificateholder and (B) upon consummation of such purchase no Class C Certificateholder shall have a right to purchase the Class AA Certificates, the Class A Certificates and the Class B Certificates pursuant to this Section 6.01(a)(i) during the continuance of such Certificate Buy-Out Event,

(ii)    if any Additional Certificates are issued by an Additional Trust, so long as no Junior Additional Certificateholder (if any) has elected to exercise its rights to purchase Certificates pursuant to, and given notice of such election in accordance with, this Section 6.01(a) (upon such election and notification thereof, the right specified in this Section 6.01(a)(ii) shall be suspended and (x) upon consummation of the purchase pursuant to such election, be terminated with respect to such Certificate Buy-Out Event, or (y) upon failure to consummate such purchase on the proposed purchase date, such right shall be revived), each Additional Certificateholder (other than the Company or any of its Affiliates) shall have the right (which shall not expire upon any purchase of the Class AA Certificates, the Class A Certificates and the Class B Certificates pursuant to clause (i) above) to purchase all, but not less than all, of the Class AA Certificates, the Class A Certificates, the Class B Certificates, the Class C Certificates and any Additional Certificates ranked senior, in priority of payment of “Expected Distributions” therefor under the Intercreditor Agreement, to the Additional Certificates held by the purchasing Additional Certificateholder upon ten days’ prior written irrevocable notice to the Trustee, the Class AA Trustee, the Class A Trustee, the Class B Trustee, the trustee of any Additional Trust with respect to any Additional Certificates that rank senior, in priority of payment of “Expected Distributions” therefor under the Intercreditor Agreement, to the Additional Certificates held by the purchasing Additional Certificateholder and each other Additional Certificateholder of the same class, on the third Business Day following the expiration of such ten-day notice period, provided that (A) if prior to the end of such ten-day period any other Additional Certificateholder(s) of such class (other than the Company or any of its Affiliates) notifies such purchasing Additional Certificateholder that such other Additional Certificateholder(s) want(s) to participate in such purchase, then such other Additional Certificateholder(s) (other than the Company or any of its Affiliates) may join with the purchasing Additional Certificateholder to purchase all, but not less than all, of the Class AA Certificates, the Class A Certificates, the Class B Certificates, the Class C Certificates and such senior Additional Certificates pro rata based on the Fractional Undivided Interest in the applicable Additional Trust held by each such Additional Certificateholder and (B) upon consummation of such purchase no Additional Certificateholder of such class shall have a right to purchase the Class AA Certificates, the Class A Certificates, the Class B Certificates, the Class C Certificates and such senior Additional Certificates pursuant to this Section 6.01(a)(ii) during the continuance of such Certificate Buy-Out Event, and

(iii)    if any Refinancing Certificates are issued, each Refinancing Certificateholder shall have the same right (subject to the same terms and conditions) to purchase Certificates pursuant to this Section 6.01(a) (and to receive notice in connection therewith) as the Holders of the Class that such Refinancing Certificates refinanced.

The purchase price with respect to the Class C Certificates shall be equal to the Pool Balance of the Class C Certificates, together with accrued and unpaid interest in respect thereof to the date of such purchase, and any other amounts then due and payable to the Class C Certificateholders under this Agreement, the Intercreditor Agreement, the Escrow Agreement, any Series C Equipment Note held as the property of the Class C Trust or the related Indenture and Participation Agreement or on or in respect of the Class C Certificates but without any Premium, provided, however, that if such purchase occurs after (x) a record date specified in Section 2.03 of the Escrow Agreement relating to the distribution of unused Deposits and/or accrued and unpaid interest on Deposits and prior to or on the related distribution

AMERICAS 94409275 v12 (2K)	15	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

date under the Escrow Agreement, such purchase price shall be reduced by the aggregate amount of unused Deposits and/or interest to be distributed under the Escrow Agreement (which deducted amounts shall remain distributable to, and may be retained by, the Class C Certificateholders as of such record date) or (y) the Record Date relating to any Distribution Date, such purchase price shall be reduced by the amount to be distributed hereunder on such related Distribution Date (which deducted amounts shall remain distributable to, and may be retained by, the Class C Certificateholders as of such Record Date); provided further that no such purchase of Class C Certificates pursuant to this Section 6.01(a) shall be effective unless the purchaser(s) shall certify to the Trustee that contemporaneously with such purchase, such purchaser(s) is purchasing, pursuant to the terms of this Agreement, the Class AA Trust Agreement, the Class A Trust Agreement, the Class B Trust Agreement, the applicable Additional Trust Agreement (if any) or the applicable Refinancing Trust Agreement (as the case may be), and the Intercreditor Agreement, all of the Class AA Certificates, the Class A Certificates, the Class B Certificates, the Class C Certificates and, if applicable, the Additional Certificates that rank senior, in priority of payment of “Expected Distributions” therefor under the Intercreditor Agreement, to the Additional Certificates held by the purchasing Additional Certificateholder(s) and, if applicable, the Refinancing Certificates that are senior to the securities held by such purchaser(s). Each payment of the purchase price of the Class C Certificates referred to in the first sentence of this paragraph shall be made to an account or accounts designated by the Trustee and each such purchase shall be subject to the terms of this Section 6.01(a). Each Class C Certificateholder agrees by its acceptance of its Class C Certificate that it will, upon payment from such Additional Certificateholder(s) or Refinancing Certificateholder(s), as the case may be, of the purchase price set forth in the first sentence of this paragraph, forthwith sell, assign, transfer and convey to the purchaser(s) thereof (without recourse, representation or warranty of any kind except as to its own acts) all of the right, title, interest and obligation of such Class C Certificateholder in this Agreement, the Escrow Agreement, the Deposit Agreement, the Intercreditor Agreement, the NPA, the Note Documents and all Class C Certificates and Escrow Receipts held by such Class C Certificateholder (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable as respects any action or inaction or state of affairs occurring prior to such sale) and the purchaser(s) shall assume all of such Class C Certificateholder’s obligations under this Agreement, the Escrow Agreement, the Deposit Agreement, the Intercreditor Agreement, the NPA, the Note Documents and all such Class C Certificates and Escrow Receipts. The Class C Certificates will be deemed to be purchased on the date payment of the purchase price is made notwithstanding the failure of any Class C Certificateholder to deliver any Class C Certificate and, upon such a purchase, (i) the Class C Certificateholders shall have no further rights with respect to the Class C Certificates and (ii) if the purchaser(s) shall so request, each such Class C Certificateholder will comply with all the provisions of Section 3.04 of the Basic Agreement and the applicable provisions of this Trust Supplement to enable new Class C Certificates to be issued to the purchaser(s) in such denominations otherwise authorized under this Agreement as it shall request. All charges and expenses in connection with the issuance of any such new Class C Certificates shall be borne by the purchaser(s) thereof.
(b)    This Section 6.01 supplements and, to the extent inconsistent with any provision of Section 6.01(b) of the Basic Agreement, replaces the provisions of Section 6.01(b) of the Basic Agreement. Notwithstanding anything to the contrary set forth herein or in any Operative Agreement, the provisions of this Section 6.01 may not be amended in any manner without the consent of each Class AA Certificateholder, each Class A Certificateholder, each Class B Certificateholder, each Class C Certificateholder and each Additional Certificateholder (if any) or, as the case may be, Refinancing Certificateholder (if any) (in each case, other than the Company or any of its Affiliates in its respective capacity as a Certificateholder) that would be adversely affected thereby; provided that the purchase price under this Section 6.01 (as in effect on the date hereof) for any Certificate held by the Company or any of its Affiliates shall not be modified without the prior written consent of the Company. For the avoidance of doubt, if a Certificate Buy-Out Event ceases to exist and another Certificate Buy-Out Event occurs and is continuing, the purchase rights set forth in Section 6.01(a) shall be revived notwithstanding any exercise of such rights during the continuance of any preceding Certificate Buy-Out Event.

AMERICAS 94409275 v12 (2K)	16	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

ARTICLE VII

THE TRUSTEE

Section 7.01    Delivery of Documents; Delivery Dates. (a) The Trustee is hereby directed (i) to execute and deliver the Intercreditor Agreement, the Escrow Agreement, the NPA and the PA Amendments relating to the Funded Aircraft on or prior to the date of the initial issuance of the Class C Certificates (the “Issuance Date”), each in the form delivered to the Trustee by the Company, and (ii) subject to the respective terms thereof, to perform its obligations thereunder. Upon request of the Company and the satisfaction or waiver of the closing conditions specified in the Certificate Purchase Agreement, the Trustee shall execute, deliver, authenticate, issue and sell Class C Certificates in authorized denominations equaling in the aggregate the amount set forth, with respect to the Class C Trust, in Schedule I to the Certificate Purchase Agreement evidencing the entire ownership interest in the Class C Trust, which amount equals the maximum aggregate principal amount of Series C Equipment Notes to be purchased on the date hereof pursuant to the PA Amendments with respect to the Funded Aircraft and which may be purchased from time to time by the Trustee pursuant to the NPA with respect to the Pre-Funded Aircraft. Except as provided in Sections 3.03, 3.04 and 3.06 of the Basic Agreement or Section 4.03 of this Trust Supplement, the Trustee shall not execute, authenticate or deliver Class C Certificates in excess of the aggregate amount specified in this paragraph. The provisions of this Section 7.01(a) supersede and replace the first three sentences of Section 2.02(a) of the Basic Agreement and the first sentence of Section 3.02(a) of the Basic Agreement, with respect to the Class C Trust.

(b)    On the Issuance Date, upon satisfaction of the conditions set forth in the PA Amendment with respect to each Funded Aircraft, the Trustee shall purchase the Series C Equipment Notes to be purchased thereunder for a purchase price equal to the principal amount of such Series C Equipment Notes. On or after the Issuance Date, the Company may deliver from time to time, and in accordance with Section 1(b) of the NPA, to the Trustee a Funding Notice relating to one or more Series C Equipment Notes relating to the Pre-Funded Aircraft. After receipt of such a Funding Notice and in any case no later than one Business Day prior to a Funding Date as to which such Funding Notice relates (the “Applicable Funding Date”), the Trustee shall (as and when specified in the Funding Notice) deliver to the Escrow Agent the Withdrawal Certificates and related Applicable Notices of Purchase Withdrawal, as contemplated by Section 1.02(c) of the Escrow Agreement and by such Funding Notice. The Trustee shall (as and when specified in such Funding Notice), subject to the conditions set forth in Section 2 of the NPA, enter into and perform its obligations under the Participation Agreement specified in such Funding Notice (the “Applicable Participation Agreement”) and cause such certificates, documents and legal opinions relating to the Trustee to be duly delivered as required by the Applicable Participation Agreement. If at any time prior to the Applicable Funding Date, the Trustee receives from the Company a notice pursuant to the first sentence of Section 1(f) of the NPA, then the Trustee shall give notice to the Depositary (with a copy to the Escrow Agent) of the cancellation of such Notice of Purchase Withdrawal relating to such Deposit or Deposits on such Applicable Funding Date as contemplated by Section 2.3 of the Deposit Agreement. Upon satisfaction of the conditions specified in the NPA and the Applicable Participation Agreement, the Trustee shall purchase the Series C Equipment Notes relating to the applicable Pre-Funded Aircraft with the proceeds of the withdrawals of one or more Deposits made on the Applicable Funding Date in accordance with the terms of the Deposit Agreement and the Escrow Agreement. The purchase price of such Series C Equipment Notes shall equal the principal amount of such Series C Equipment Notes. Amounts withdrawn from such Deposit or Deposits in excess of the purchase price of the Series C Equipment Notes or to the extent not applied on the Applicable Funding Date to the purchase price of the Series C Equipment Notes shall be re-deposited by the Trustee with the Depositary on the Applicable Funding Date in accordance with the terms of the Deposit Agreement. The provisions of this Section 7.01(b) supersede and replace the last sentence of Section

AMERICAS 94409275 v12 (2K)	17	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

2.02(a) of the Basic Agreement and the provisions of Section 2.02(b) of the Basic Agreement with respect to the Class C Trust, and no provisions of the Basic Agreement relating to Postponed Notes and Section 2.02(b) of the Basic Agreement shall apply to the Class C Trust.

(c)    With respect to the Class C Trust, Section 4.01(b) of the Basic Agreement is superseded and replaced in its entirety with the following: “The Trustee shall establish and maintain on behalf of the Class C Certificateholders a Special Payments Account as one or more accounts, which shall be non-interest bearing except as provided in Section 4.04 of the Basic Agreement. The Trustee shall hold the Special Payments Account in trust for the benefit of the Class C Certificateholders and shall make or permit withdrawals therefrom only as provided in the Agreement or the Intercreditor Agreement. On each day when one or more Special Payments are made to the Trustee under the Intercreditor Agreement, the Trustee, upon receipt thereof, shall immediately deposit the aggregate amount of such Special Payments in the Special Payments Account.”

(d)    With respect to the Class C Trust, the second through fifth sentences of Section 4.02(c) of the Basic Agreement shall be superseded and replaced in their entirety with the following sentence: “Subject to the provisions of the Intercreditor Agreement: (i) in the event of redemption or purchase of Series C Equipment Notes held in the Class C Trust, such notice shall be mailed not less than 15 days prior to the Special Distribution Date for the Special Payment resulting from such redemption or purchase, which Special Distribution Date shall be the date of such redemption or purchase; and (ii) in the case of any other Special Payments, such notice of Special Payment shall be mailed as soon as practicable after the Trustee has confirmed that it has received funds for such Special Payment and shall state the Special Distribution Date for such Special Payment, which shall occur 15 days after the date of such notice of Special Payment or (if such 15th day is not practicable) as soon as practicable thereafter.”

(e)    With respect to the Class C Trust, clause (ii) of the sixth sentence of Section 4.02(c) of the Basic Agreement shall be amended by deleting in its entirety the parenthetical phrase “(taking into account any payment to be made by the Company pursuant to Section 2.02(b)).”

Section 7.02    Withdrawal of Deposits. If any Deposits remain outstanding on the Business Day next succeeding the Cut-off Date, the Trustee shall promptly give the Escrow Agent notice, as contemplated by clause (ii) of Section 1.02(f) of the Escrow Agreement, that the Trustee’s obligation to purchase Series C Equipment Notes under the NPA has terminated and the Cut-off Date has occurred.

Section 7.03    The Trustee. (a) Subject to Section 7.04 of this Trust Supplement and Section 7.15 of the Basic Agreement, the Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement, the Intercreditor Agreement, the Deposit Agreement, the NPA or the Escrow Agreement or the due execution hereof or thereof by the Company or the other parties thereto (other than the Trustee), or for or in respect of the recitals and statements contained herein or therein, all of which recitals and statements are made solely by the Company or the other parties thereto (other than the Trustee), except that the Trustee hereby represents and warrants that each of this Trust Supplement, the Basic Agreement, each Class C Certificate, the Intercreditor Agreement, the NPA and the Escrow Agreement has been executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

(b)    In addition to the requirements in Section 7.08 of the Basic Agreement, the Trustee shall at all times be a bank or trust company, organized and doing business under the laws of the United States or any state thereof, a substantial part of the business of which consists of (i) receiving deposits and making loans or (ii) exercising fiduciary powers similar to those permitted to national banks by the

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Exhibit 4.6

Comptroller of the Currency, and which is subject to supervision and examination by state or federal authority having supervision over banking institutions.

Section 7.04    Representations and Warranties of the Trustee. The Trustee hereby represents and warrants that:

(a)    the Trustee has full power, authority and legal right to execute, deliver and perform this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA, the Class C Certificates and the Note Documents to which it is or is to become a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA, the Class C Certificates and the Note Documents to which it is or is to become a party;

(b)    the execution, delivery and performance by the Trustee of this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA, the Class C Certificates and the Note Documents to which it is or is to become a party (i) will not violate any provision of any United States federal law governing its banking powers or the law of the state of the United States where it is located governing the banking and trust powers of the Trustee or any order, writ, judgment, or decree of any court, arbitrator or governmental authority applicable to the Trustee or any of its assets, (ii) will not violate any provision of the articles of association or by-laws of the Trustee, and (iii) will not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Property pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have an adverse effect on the Trustee’s performance or ability to perform its duties hereunder or thereunder or on the transactions contemplated herein or therein;

(c)    the execution, delivery and performance by the Trustee of this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA, the Class C Certificates and the Note Documents to which it is or is to become a party will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the United States or the state of the United States where it is located regulating the banking and corporate trust activities of the Trustee; and

(d)    this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA, the Class C Certificates and the Note Documents to which it is or is to become a party have been, or will be, as applicable, duly executed and delivered by the Trustee and constitute, or will constitute, as applicable, the legal, valid and binding agreements of the Trustee, enforceable against it in accordance with their respective terms; provided, however, that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (ii) general principles of equity.

Section 7.05    Trustee Liens. The Trustee in its individual capacity agrees, in addition to the agreements contained in Section 7.17 of the Basic Agreement, that it will at its own cost and expense promptly take any action as may be necessary to duly discharge and satisfy in full any Trustee’s Liens on or with respect to the Trust Property which are attributable to the Trustee in its individual capacity and which are unrelated to the transactions contemplated by the Intercreditor Agreement or the NPA.

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Exhibit 4.6

ARTICLE VIII

ADDITIONAL AMENDMENT; SUPPLEMENTAL AGREEMENTS
Section 8.01    Amendment of Sections 5.02, 6.07, 7.09, 8.04, 9.01, 12.01 and 12.02 of the Basic Agreement. For purposes of this Agreement, the Basic Agreement shall be deemed amended as follows:

(a)    Section 5.02 of the Basic Agreement shall be deemed amended and restated in its entirety to read as set forth in Part A of Exhibit B.

(b)    Section 6.07 of the Basic Agreement shall be deemed amended and restated in its entirety to read as set forth in Part B of Exhibit B.

(c)    Section 7.09 of the Basic Agreement shall be deemed amended by amending and restating the second sentence of subsection (e) thereof in its entirety to read as set forth in Part C of Exhibit B.

(d)    Section 8.04 of the Basic Agreement shall be deemed amended by amending and restating subsection (a) thereof in its entirety to read as set forth in Part D of Exhibit B.

(e)    Section 9.01 of the Basic Agreement shall be deemed amended by amending and restating clause (4) thereof in its entirety to read as set forth in Part E of Exhibit B.

(f)    Section 12.01 of the Basic Agreement shall be deemed amended and restated in its entirety to read as set forth in Part F of Exhibit B.

(g)    Section 12.02 of the Basic Agreement shall be deemed amended and restated in its entirety to read as set forth in Part G of Exhibit B.

Section 8.02    Supplemental Agreements Without Consent of Class C Certificateholders. Without limitation of Section 9.01 of the Basic Agreement (for the avoidance of doubt, as amended by Section 8.01 above), under the terms of, and subject to the limitations contained in, such Section 9.01 of the Basic Agreement, the Company may (but will not be required to), and the Trustee (subject to Section 9.03 of the Basic Agreement) shall, at the Company’s request, at any time and from time to time, enter into (or, in the case of the Deposit Agreement, consent to) and, if applicable, request the Escrow Agent and Escrow Paying Agent to enter into (i) one or more agreements supplemental to the Escrow Agreement, the NPA or the Deposit Agreement, for any of the purposes set forth in clauses (1) through (9) of such Section 9.01, and (without limitation of the foregoing or Section 9.01 of the Basic Agreement) (a) clauses (2) and (3) of such Section 9.01 shall also be deemed to include the Company’s obligations under (in the case of clause (2)), and the Company’s rights and powers conferred by (in the case of clause (3)), the NPA and any Participation Agreement,
(b) references in clauses (4) and (6) of such Section 9.01 to “any Intercreditor Agreement” shall also be deemed to refer to “the Intercreditor Agreement, the Escrow Agreement, the NPA, any Participation Agreement or the Deposit Agreement”, and (c) references to “any Intercreditor Agreement” in clause (7) of such Section 9.01 shall also be deemed to refer to “the Intercreditor Agreement, the NPA, any Indenture, the Escrow Agreement, the Deposit Agreement or any Participation Agreement”, (ii) one or more agreements supplemental to any Operative Agreement, the NPA, the Escrow Agreement or the Deposit Agreement to provide for the formation of one or more Additional Trusts in existence at any one time, the issuance of one or more Classes of Additional Certificates from time to time, the purchase by any Additional Trust of applicable Additional Equipment Notes and other matters incidental thereto or as otherwise contemplated by Section 2.01(b) of the Basic Agreement, all as provided in Section 4(a)(v) of the NPA and Section 8.01(d) of the Intercreditor Agreement, and (iii) one or more agreements supplemental to any Operative Agreement, the NPA, the Escrow Agreement or the Deposit Agreement to provide for the formation of one or more Refinancing Trusts, the issuance of one or more Classes of Refinancing Certificates, the purchase by any Refinancing Trust of applicable Refinancing Equipment Notes and other matters incidental thereto or as otherwise contemplated by Section 2.01(b) of the Basic Agreement, all as provided in Section 4(a)(v) of the NPA and Section 8.01(c) of the Intercreditor Agreement. In addition, the following provisions of Section 9.01 of the Basic Agreement shall be amended, with respect to the Class C Trust, as follows: (A) [Reserved]; (B) Section 9.01(6) of the Basic Agreement shall be

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amended by inserting the phrase “to establish or” after the phrase “to such extent as shall be necessary” but before the phrase “to continue”; and (C) Section 9.01(7) of the Basic Agreement shall be amended by replacing the phrase “and to add to or change” with the phrase “, or to evidence the substitution of a Liquidity Provider with a Replacement Liquidity Provider or to provide for a Replacement Liquidity Facility or to incorporate appropriate mechanics for multiple instruments for a Replacement Liquidity Facility for a single Trust, all as provided in any Intercreditor Agreement; or to evidence the substitution of a Depositary with a Replacement Depositary or to provide for a Replacement Deposit Agreement, all as provided in the NPA; or to evidence and provide for the acceptance of appointment by a successor Escrow Agent or successor Escrow Paying Agent under the Escrow Agreement; or to provide multiple Liquidity Facilities with respect to one or more Trusts; or to add to or change”.

Section 8.03    Supplemental Agreements with Consent of Class C Certificateholders
. Without limitation of Section 9.02 of the Basic Agreement, the provisions of Section 9.02 of the Basic Agreement shall apply to agreements or amendments for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Escrow Agreement, the Deposit Agreement or the NPA or modifying in any manner the rights and obligations of the Class C Certificateholders under the Escrow Agreement, the Deposit Agreement or the NPA; provided that the provisions of Section 9.02(1) of the Basic Agreement shall be deemed to include reductions in any manner of, or delay in the timing of, any receipt by the Class C Certificateholders of payments upon the Deposits.
Section 8.04    Consent of Trustees for Amendment of Section 6.01. Notwithstanding any provision in Section 8.02 or Section 8.03 of this Trust Supplement to the contrary, no amendment or modification of Section 6.01 of this Trust Supplement shall be effective unless the trustee for each Class of Certificates affected by such amendment or modification shall have consented thereto.

Section 8.05    Notice to Rating Agencies. Promptly following its receipt of each amendment, consent, modification, supplement or waiver contemplated by this Article VIII, the Trustee shall send a copy thereof to each Rating Agency.

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.01    Final Termination Date. The respective obligations and responsibilities of the Company and the Trustee created hereby and the Class C Trust created hereby shall terminate upon the distribution to all Class C Certificateholders and the Trustee of all amounts required to be distributed to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, Sr., the father of John F. Kennedy, former President of the United States, living on the date of this Trust Supplement.

Notice of any termination of the Class C Trust, specifying the applicable Regular Distribution Date (or applicable Special Distribution Date, as the case may be) upon which the Class C Certificateholders may surrender their Class C Certificates to the Trustee for payment of the final distribution and cancellation, shall be mailed promptly by the Trustee to the Class C Certificateholders not earlier than 60 days and not later than 15 days preceding such final distribution.
Section 9.02    Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument. To the extent that any provisions of the Basic Agreement are superseded by any provisions of this Trust Supplement, any reference to such provisions of the Basic Agreement herein or in the Basic Agreement shall be deemed to be to such provisions of this Trust Supplement.

Section 9.03    Governing Law. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND THIS AGREEMENT AND THE CLASS C CERTIFICATES SHALL BE GOVERNED BY

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Exhibit 4.6

AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

Section 9.04    Counterparts. This Trust Supplement may be executed in any number of counterparts (and each of the parties shall not be required to execute the same counterpart). Each counterpart of this Trust Supplement including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this Trust Supplement, but all of such counterparts together shall constitute one instrument.

Section 9.05    Intention of Parties. The parties hereto intend that the Class C Trust be classified for United States federal income tax purposes as a grantor trust under Subpart E, Part I, Subchapter J, Chapter 1 of Subtitle A of the Code, and not as a trust or association taxable as a corporation or as a partnership. Each Certificateholder of, and each Person acquiring a beneficial interest in, a Class C Certificate, by its acceptance of its Class C Certificate or a beneficial interest therein, agrees to treat the Class C Trust as a grantor trust for all United States federal, state and local income tax purposes. The Trustee shall not be authorized or empowered to do anything that would cause the Class C Trust to fail to qualify as a grantor trust for such tax purposes (including as subject to this restriction, acquiring any Aircraft by bidding the Equipment Notes relating thereto or otherwise, or taking any action with respect to any such Aircraft once acquired).

Section 9.06    Submission to Jurisdiction. Each of the parties hereto, to the extent it may do so under applicable law, for purposes hereof and of all other Operative Agreements hereby (i) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (ii) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

Section 9.07    Successor and Assigns. All covenants, agreements, representations and warranties in this Agreement by the Trustee and the Company shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not. Any request, notice, direction, consent, waiver or other instrument or action by any Class C Certificateholder shall bind the successors and assigns of such Class C Certificateholder.

Section 9.08    Normal Commercial Relations. Anything contained in this Agreement to the contrary notwithstanding, the Trustee and any Class C Certificateholder, or any bank or other Affiliate of any such party, may conduct any banking or other financial transactions, and have banking and other commercial relationships, with the Company fully to the same extent as if this Agreement were not in effect, including without limitation the making of loans or other extensions of credit to the Company for any purpose whatsoever, whether related to any of the transactions contemplated hereby or otherwise.

Section 9.09    No Recourse against Others. No past, present or future director, officer, employee, agent, member, manager, trustee or stockholder, as such, of the Company or any successor Person shall have any liability for any obligations of the Company or any successor Person, either directly or through the Company or any successor Person, under the Class C Certificates or this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation, whether by virtue of any rule of law, statute or constitutional provision of by the enforcement of any assessment or by any legal or equitable proceeding or otherwise. By accepting a Class C Certificate, each Class C Certificateholder agrees to the provisions of this Section 9.09 and waives and releases all such liability. Such waiver and release shall be part of the consideration for the issue of the Class C Certificates.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

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Exhibit 4.6

Article I

DEFINITIONS
Section 1.01    Definitions. Unless otherwise specified herein or the context otherwise requires, capitalized terms used but not defined herein, including in the recitals hereto, shall have the respective meanings set forth, and shall be construed and interpreted in the manner described, in the Basic Agreement. As used herein, the term “Agreement” shall mean the Basic Agreement, as supplemented by this Trust Supplement. For all purposes of the Basic Agreement as supplemented by this Trust Supplement, the following capitalized terms have the following meanings (any term used herein which is defined in both this Trust Supplement and the Basic Agreement shall have the meaning assigned thereto in this Trust Supplement for purposes of the Basic Agreement as supplemented by this Trust Supplement).
Account: Has the meaning specified in the Deposit Agreement.
Additional Certificateholder: Has the meaning specified in the Intercreditor Agreement.
Additional Certificates: Has the meaning specified in the Intercreditor Agreement.
Additional Equipment Notes: Has the meaning specified in the Intercreditor Agreement.
Additional Trust: Has the meaning specified in the Intercreditor Agreement.
Additional Trust Agreement: Has the meaning specified in the Intercreditor Agreement.
Affiliate: Has the meaning specified in the Intercreditor Agreement.
Agreement: Has the meaning specified in the first paragraph of Section 1.01 of this Trust Supplement.
Aircraft: Has the meaning specified in the recitals to this Trust Supplement and any Replacement Aircraft (as defined in the applicable Indenture) in replacement thereof in accordance with the applicable Indenture.
Applicable Funding Date: Has the meaning specified in Section 7.01(b) of this Trust Supplement.
Applicable Notice of Purchase Withdrawal: Has the meaning specified in the Escrow Agreement.
Applicable Participation Agreement: Has the meaning specified in Section 7.01(b) of this Trust Supplement.
Basic Agreement: Has the meaning specified in the preamble to this Trust Supplement.
Business Day: Has the meaning specified in the Intercreditor Agreement.
Certificate: Means a Class AA Certificate, a Class A Certificate, a Class B Certificate or a Class C Certificate, as applicable.
Certificate Buy-Out Event: Has the meaning specified in the Intercreditor Agreement.
Certificate Purchase Agreement: Means the Certificate Purchase Agreement dated as of May 10, 2018 among the Purchasers and Spirit, relating to the purchase of the Class C Certificates by the Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
Certificateholder: Means, with respect to any Class of Certificates, the Person in whose name a Certificate is registered in the Register for the Certificates of such Class.
Class: Has the meaning specified in the Intercreditor Agreement.
Class AA Certificateholder: Has the meaning specified in the Intercreditor Agreement.
Class AA Certificates: Has the meaning specified in the Intercreditor Agreement.
Class AA Trust: Has the meaning specified in the Intercreditor Agreement.
Class AA Trust Agreement: Has the meaning specified in the Intercreditor Agreement.
Class AA Trustee: Has the meaning specified in the Intercreditor Agreement.
Class A Certificateholder: Has the meaning specified in the Intercreditor Agreement.
Class A Certificates: Has the meaning specified in the Intercreditor Agreement.
Class A Trust: Has the meaning specified in the Intercreditor Agreement.
Class A Trust Agreement: Has the meaning specified in the Intercreditor Agreement.
Class A Trustee: Has the meaning specified in the Intercreditor Agreement.
Class B Certificateholder: Has the meaning specified in the Intercreditor Agreement.
Class B Certificates: Has the meaning specified in the Intercreditor Agreement.
Class B Trust: Has the meaning specified in the Intercreditor Agreement.
Class B Trust Agreement: Has the meaning specified in the Intercreditor Agreement.
Class B Trustee: Has the meaning specified in the Intercreditor Agreement.
Class C Certificateholder: Means, at any time, any Certificateholder of one or more Class C Certificates.
Class C Certificates: Has the meaning specified in Section 3.01 of this Trust Supplement.
Class C Trust: Has the meaning specified in Section 2.01 of this Trust Supplement.
Code: Means the Internal Revenue Code of 1986, as amended.
Company: Has the meaning specified in the preamble to this Trust Supplement.
Corporate Trust Office: Has the meaning specified in the Intercreditor Agreement.
Cut-off Date: Has the meaning specified in Section 3.02(b) of this Trust Supplement.
Definitive Certificates: Has the meaning specified in Section 4.01(e) of this Trust Supplement.
Delivery Period Termination Date: Has the meaning specified in the NPA.
Deposit Agreement: Means, subject to Section 5 of the NPA, the Deposit Agreement (Class C), dated as of the date hereof, relating to the Class C Certificates between the Depositary and the Escrow Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
Depositary: Means, subject to Section 5 of the NPA, Citibank, N.A.
Deposits: Has the meaning specified in the Deposit Agreement.
Distribution Date: Means a Regular Distribution Date or a Special Distribution Date.
Equipment Notes: Has the meaning specified in the Intercreditor Agreement.
ERISA: Means the Employee Retirement Income Security Act of 1974, as amended.
ERISA Plan: Means (i) a retirement plan or other employee benefit plan or arrangement, including for this purpose an individual retirement account, annuity or Keogh plan, that is subject to Title I of ERISA or Section 4975 of the Code or (ii) any other entity whose underlying assets are deemed to include the assets of any plan or arrangement described in (i) above by virtue of the U.S. Department of Labor regulation in 29 CFR §2510.3-101, as modified by Section 3(42) of ERISA (or any successor to such regulation).
Escrow Agent: Means, initially, Wilmington Trust Company, a Delaware trust company, and any replacement or successor therefor appointed in accordance with the Escrow Agreement.
Escrow Agreement: Means the Escrow and Paying Agent Agreement (Class C), dated as of the date hereof, relating to the Class C Certificates, among the Escrow Agent, the Escrow Paying Agent, the Trustee and the Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
Escrow Paying Agent: Means the “Paying Agent” as defined in the Escrow Agreement.
Escrow Period Termination Date: Has the meaning specified in Section 5.01(c)(i) of this Trust Supplement.
Escrow Receipt: Means a receipt substantially in the form annexed to the Escrow Agreement representing a fractional undivided interest in the funds held in escrow thereunder.
Event of Default: With respect to any Indenture, has the meaning specified in Section 4.01 of such Indenture.
Event of Loss Withdrawal: Has the meaning specified in the Escrow Agreement.
Final Withdrawal: Has the meaning specified in the Escrow Agreement.
Final Withdrawal Date: Has the meaning specified in the Escrow Agreement.
Fractional Undivided Interests: Has the meaning specified in the Intercreditor Agreement.
Funded Aircraft: Has the meaning specified in the recitals to this Trust Supplement.
Funding Date: Has the meaning specified in the NPA.
Funding Notice: Has the meaning specified in the NPA.
Holder: Means a Certificateholder.
Indenture: Has the meaning specified in the Intercreditor Agreement.
Indenture Amendment: Means, with respect to an Indenture and Security Agreement relating to a Funded Aircraft entered into between the Company and the Loan Trustee pursuant to the Original NPA, the First Amendment thereto, dated as of the date hereof, between the Company and the Loan Trustee.
Intercreditor Agreement: Has the meaning specified in Section 3.02(j) of this Trust Supplement.
Issuance Date: Has the meaning specified in Section 7.01(a) of this Trust Supplement.
Junior Additional Certificateholder: Means, with respect to any Additional Certificateholder exercising its right to purchase Certificates under Section 6.01 of this Trust Supplement, any holder of any class of Additional Certificates that rank junior, in priority of payment of “Expected Distributions” for such class under the Intercreditor Agreement, to the class of Additional Certificates held by such Additional Certificateholder.
Liquidity Provider: Has the meaning specified in the Intercreditor Agreement.
Loan Trustee: Means, with respect to any Indenture, the bank, trust company or other financial institution designated as loan trustee thereunder, and any successor to such loan trustee.
Note Documents: Means, collectively, the Participation Agreements, the Indentures, each Indenture Supplement (as defined in any Indenture), the Airframe Warranties Agreement (as defined in any Indenture) and the Equipment Notes.
Notice of Purchase Withdrawal: Has the meaning specified in the Deposit Agreement.
NPA: Means the Note Purchase Agreement dated as of November 28, 2017, among the Class AA Trustee, the Class A Trustee, the Class B Trustee, the Company, the Subordination Agent, the escrow agent and the escrow paying agent relating to the Class AA Certificates, the Class A Certificates and the Class B Certificates (the “Original NPA”), as amended and restated by the Amended and Restated Note Purchase Agreement, dated as of the date hereof, among the Trustee, the Class AA Trustee, the Class A Trustee, the Class B Trustee, the Company, the Escrow Agent, the Escrow Paying Agent and the Subordination Agent, providing for, among other things, the purchase of Series C Equipment Notes relating to the Pre-Funded Aircraft by the Trustee on behalf of the Class C Trust, as the same may be further amended, supplemented or otherwise modified from time to time, in accordance with its terms.
Original NPA: Has the meaning specified in the definition of “NPA”.
Operative Agreements: Has the meaning specified in the Intercreditor Agreement.
Other Agreements: Means (i) the Class AA Trust Agreement, (ii) the Class A Trust Agreement, (iii) the Class B Trust Agreement, (iv) any Additional Trust Agreement and (v) any Refinancing Trust Agreement.
Other Trustees: Means the trustees under the Other Agreements, and any successor or other trustee appointed as provided therein.
Other Trusts: Means the Class AA Trust, the Class A Trust, the Class B Trust, any Additional Trust or Trusts, or any Refinancing Trust or Trusts, in each case created by the applicable Other Agreement.
PA Amendment: Means, with respect to a Participation Agreement relating to a Funded Aircraft entered into by the parties thereto pursuant to the Original NPA, the First Amendment thereto, dated as of the date hereof, among the initial parties to such Participation Agreement and the Trustee.
Participation Agreement: Has the meaning specified in the Intercreditor Agreement.
Paying Agent: Means, with respect to the Class C Certificates, the paying agent maintained and appointed for such Class C Certificates pursuant to Section 7.12 of the Basic Agreement.
Person: Means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, trustee, unincorporated organization or government or any agency or political subdivision thereof.
Plan: Means (i) an ERISA Plan or (ii) such a plan or arrangement which is a foreign, church or governmental plan or arrangement exempt from Title I of ERISA and Section 4975 of the Code but subject to a Similar Law.
Pool Balance: Means, as of any date, (i) the original aggregate face amount of the Class C Certificates less (ii) the aggregate amount of all distributions made as of such date in respect of the Class C Certificates or in respect of Deposits other than distributions made in respect of interest or Premium or reimbursement of any costs or expenses incurred in connection therewith. The Pool Balance as of any date shall be computed after giving effect to any distribution with respect to unused Deposits, the payment of principal, if any, of the Series C Equipment Notes or payment with respect to other Trust Property and the distribution thereof to be made on such date.
Pool Factor: Means, as of any Distribution Date, the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance by (ii) the original aggregate face amount of the Class C Certificates. The Pool Factor as of any Distribution Date shall be computed after giving effect to any distribution with respect to unused Deposits, payment of principal, if any, of the Series C Equipment Notes or payment with respect to other Trust Property and the distribution thereof to be made on that date.
Pre-Funded Aircraft: Has the meaning specified in the recitals to this Trust Supplement.
Premium: Has the meaning specified in the Intercreditor Agreement.
Purchasers: Means the entities named as purchasers of the Class C Certificates in the Certificate Purchase Agreement.
Rating Agencies: Has the meaning specified in the Intercreditor Agreement.
Refinancing Certificateholder: Has the meaning specified in the Intercreditor Agreement.
Refinancing Certificates: Has the meaning specified in the Intercreditor Agreement.
Refinancing Equipment Notes: Has the meaning specified in the Intercreditor Agreement.
Refinancing Trust: Has the meaning specified in the Intercreditor Agreement.
Refinancing Trust Agreement: Has the meaning specified in the Intercreditor Agreement.
Register: Has the meaning specified in Section 4.04 of this Trust Supplement.
Registrar: Has the meaning specified in Section 4.04 of this Trust Supplement.
Regular Distribution Date: Has the meaning specified in Section 3.02(c) of this Trust Supplement.
Replacement Deposit Agreement: Has the meaning specified in the NPA.
Replacement Depositary: Has the meaning specified in the NPA.
Replacement Liquidity Facility: Has the meaning specified in the Intercreditor Agreement.
Replacement Liquidity Provider: Has the meaning specified in the Intercreditor Agreement.
Responsible Officer: Has the meaning specified in the Intercreditor Agreement.
Scheduled Payment: Has the meaning specified in the Intercreditor Agreement.
Securities Act: Means the Securities Act of 1933, as amended.
Series AA Equipment Notes: Has the meaning specified in the Intercreditor Agreement.
Series A Equipment Notes: Has the meaning specified in the Intercreditor Agreement.
Series B Equipment Notes: Has the meaning specified in the Intercreditor Agreement.
Series C Equipment Notes: Has the meaning specified in the Intercreditor Agreement.
Similar Law: Means a foreign, federal, state, or local law which is substantially similar to the prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code.
Special Distribution Date: Means, with respect to the Class C Certificates, each date on which a Special Payment is to be distributed as specified in this Agreement.
Special Payment: Means any payment (other than a Scheduled Payment) in respect of, or any proceeds of, any Equipment Note or the Collateral (as defined in any Indenture).
Special Payments Account: Means, with respect to the Class C Certificates, the account or accounts created and maintained for such series pursuant to Section 4.01(b) of the Basic Agreement (as modified by Section 7.01(c) of this Trust Supplement) and this Trust Supplement.
Spirit: Has the meaning specified in the preamble to this Trust Supplement.
Subordination Agent: Has the meaning specified in the Intercreditor Agreement.
Triggering Event: Has the meaning specified in the Intercreditor Agreement.
Trust: Means the Class AA Trust, the Class A Trust, the Class B Trust or the Class C Trust, as applicable.
Trust Property: Means (i) subject to the Intercreditor Agreement, the Series C Equipment Notes held as the property of the Class C Trust, all monies at any time paid thereon and all monies due and to become due thereunder, (ii) funds from time to time deposited in the Certificate Account and the Special Payments Account and, subject to the Intercreditor Agreement, any proceeds from the sale by the Trustee pursuant to Article VI of the Basic Agreement of any Equipment Notes and (iii) all rights of the Class C Trust and the Trustee, on behalf of the Class C Trust, under the Intercreditor Agreement, the Escrow Agreement and the NPA, including, without limitation, all rights to receive certain payments thereunder, and all monies paid to the Trustee on behalf of the Class C Trust pursuant to the Intercreditor Agreement, provided that rights with respect to the Deposits or under the Escrow Agreement, except for the right to direct withdrawals for the purchase of Series C Equipment Notes to be held herein, will not constitute Trust Property.
Trust Supplement: Has the meaning specified in the preamble hereto.
Trustee: Has the meaning specified in the preamble to this Trust Supplement.
Withdrawal Certificate: Has the meaning specified in the Escrow Agreement.
Article II

DECLARATION OF TRUST
Section 2.01    Declaration of Trust. The Trustee hereby declares the creation of a Trust, designated the “Spirit Airlines Pass Through Trust 2017-1C” (the “Class C Trust”), for the benefit of the Holders of the Class C Certificates to be issued in respect of such Class C Trust, and the initial Holders of the Class C Certificates, as grantors of such Class C Trust, by their respective acceptances of the Class C Certificates, join in the creation of such Class C Trust with the Trustee. The Trustee, by the execution and delivery of this Trust Supplement, acknowledges its acceptance of all right, title and interest in and to the Trust Property to be acquired pursuant to Section 7.01(b) of this Trust Supplement, and, as the case may be, the PA Amendments with respect to the Funded Aircraft or the NPA and the Participation Agreements with respect to the Pre-Funded Aircraft and the Trustee will hold such right, title and interest for the benefit of all present and future Holders of the Class C Certificates, upon the trusts set forth in the Basic Agreement and this Trust Supplement. The provisions of this Section 2.01 supersede and replace the provisions of Sections 2.03 of the Basic Agreement, with respect to the Class C Trust.
Section 2.02    Permitted Activities. The Class C Trust may only engage in the transactions contemplated by the Operative Agreements, subject to Section 9.05 of this Trust Supplement.
Article III

THE CERTIFICATES
Section 3.01    The Certificates. There is hereby created a series of Certificates to be issued under this Agreement designated as “Spirit Airlines Pass Through Certificates, Series 2017-1C” (the “Class C Certificates”). Each Class C Certificate represents a Fractional Undivided Interest in the Class C Trust created hereby. The Class C Certificates shall be the only instruments evidencing a Fractional Undivided Interest in the Class C Trust. The Class C Certificates do not represent indebtedness of the Class C Trust, and references herein to interest accruing on the Class C Certificates are included for purposes of computation only.
Section 3.02    Terms and Conditions. The terms and conditions applicable to the Class C Certificates and the Class C Trust are as follows:
(a)    The aggregate face amount of the Class C Certificates that may be authenticated and delivered under this Agreement (except for Class C Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Class C Certificates pursuant to Sections 3.03, 3.04 and 3.06 of the Basic Agreement and Section 4.03 of this Trust Supplement) is $85,464,000.
(b)    The “Cut-off Date” is the earlier of (i) the day after the Delivery Period Termination Date, and (ii) the date on which a Triggering Event occurs.
(c)    The distribution dates with respect to any payment of Scheduled Payments (each such distribution date, a “Regular Distribution Date”) shall be February 15 and August 15 of each year, commencing on August 15, 2018, until payment of all of the Scheduled Payments to be made under the Equipment Notes has been made; provided, however, that, if any such day shall not be a Business Day, the related distribution shall be made on the next succeeding Business Day without additional interest. The principal amount of the Series C Equipment Notes to be held by the Class C Trust is scheduled to be paid in full on the applicable date specified under the heading “Maturity” on Schedule I with respect to the related Aircraft, as set out in Schedule III to the NPA.
(d)    The Special Distribution Date with respect to the Class C Certificates means any Business Day on which a Special Payment is to be distributed pursuant to this Agreement.
(e)    At the Escrow Agent’s request under the Escrow Agreement, the Trustee shall affix the corresponding Escrow Receipt to each Class C Certificate. In any event, any transfer or exchange of any Class C Certificate shall also effect a transfer or exchange of the related Escrow Receipt. Prior to the Final Withdrawal Date, no transfer or exchange of any Class C Certificate shall be permitted unless the corresponding Escrow Receipt is attached thereto and also is so transferred or exchanged. By acceptance of any Class C Certificate to which an Escrow Receipt is attached, each holder of such a Class C Certificate acknowledges and accepts the restrictions on transfer of the Escrow Receipt as set forth herein, in such Escrow Receipt, and in the Escrow Agreement.
(f)    The Class C Certificates shall be in the form attached hereto as Exhibit A and shall be Definitive Certificates.
(g)    (i) $65,708,000 of the proceeds of the offering of Class C Certificates issued by the Class C Trust shall be used by Trustee in accordance with the PA Amendments relating to the Funded Aircraft to acquire on the date hereof the Series C Equipment Notes described in Schedule I to the Indenture Amendment relating to each Funded Aircraft, and (ii) $19,756,000 of the proceeds of the offering of Class C Certificates issued by the Class C Trust and the Escrow Receipts shall be deposited in the Accounts and shall be used in accordance with the Escrow Agreement, the Deposit Agreement and the NPA to acquire from time to time the Series C Equipment Notes described in Schedule I that relate to the Pre-Funded Aircraft and to the Note Documents relating to the Pre-Funded Aircraft described in Schedule II.
(h)    Any Person acquiring or accepting a Class C Certificate or an interest therein will, by such acquisition or acceptance, be deemed to (i) represent and warrant to the Company, the Loan Trustees and the Trustee that either (1) no assets of a Plan or any trust established with respect to a Plan have been used to purchase or hold Class C Certificates or an interest therein or (2) the purchase and holding of Class C Certificates or interests therein by such Person are exempt from the prohibited transaction restrictions of ERISA and the Code or provisions of Similar Law pursuant to one or more prohibited transaction statutory or administrative exemptions or similar exemptions under Similar Law and (ii) direct the Trustee to invest the assets held in the Class C Trust pursuant to, and take all other actions contemplated by, the terms and conditions of the Basic Agreement, this Trust Supplement, the Intercreditor Agreement, the Deposit Agreement, the Escrow Agreement, the NPA, and each Participation Agreement.
(i)    Any Person who is an ERISA Plan and is acquiring or accepting a Class C Certificate or an interest therein will, by such acquisition or acceptance, be deemed to represent and warrant to the Company, the Loan Trustees and the Trustee, at any time when regulation 29 C.F.R. Section 2510.3-21, as modified in 2016, is applicable that the decision to acquire or accept the Class C Certificate or interest therein has been made by a duly authorized fiduciary of the ERISA Plan that (i) is independent (as that term is used in 29 C.F.R. 2510.3-21(c)(1)) of the Company and its Affiliates and there is no financial interest, ownership interest, or other relationship, agreement or understanding or otherwise that would limit its ability to carry out its fiduciary responsibility to the ERISA Plan; (ii) is a bank, insurance carrier, registered investment adviser, a registered broker-dealer, or an independent fiduciary that holds, or has under management or control, total assets of at least $50 million (in each case, as specified in 29 C.F.R. 2510.3-21(c)(1)(i)(A)-(E)); (iii) is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including, without limitation, with respect to the decision to acquire or accept the Class C Certificate or interest therein); (iv) has been fairly informed that the Company and its Affiliates have not and will not undertake to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the acquisition or acceptance of the Class C Certificate or interest therein; (v) has been fairly informed that the Company and its Affiliates have financial interests in the ERISA Plan’s acquisition or acceptance of the Class C Certificate or interest therein, which interests may conflict with the interest of the ERISA Plan, as more fully described in the offering materials; (vi) is a fiduciary under ERISA or the Code, or both, with respect to the decision to acquire or accept the Class C Certificate or interest therein and is responsible for exercising (and has exercised) independent judgment in evaluating whether to invest the assets of the ERISA Plan in the Class C Certificate or interest therein; and (vii) is not paying the Company or any of its Affiliates, any fee or other compensation directly for the provision of investment advice (as opposed to other services) in connection with the ERISA Plan’s acquisition or acceptance of the Class C Certificate or interest therein.
(j)    The Class C Certificates will be subject to the following Intercreditor Agreement (and to the extent the terms thereof (including the definitions of defined terms) are inconsistent with the terms of this Agreement, such Intercreditor Agreement shall control): that certain Amended and Restated Intercreditor Agreement, dated as of the date hereof, among Wilmington Trust, National Association, as Trustee, as Class AA Trustee, as Class A Trustee and as Class B Trustee, Commonwealth Bank of Australia, New York Branch, as each Liquidity Provider, and Wilmington Trust, National Association, as Subordination Agent thereunder (as further may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Intercreditor Agreement”). Under Article VI hereof, the Holders of the Class C Certificates, Additional Certificates (if issued) or Refinancing Certificates (if issued) shall have the rights upon the occurrence of a Certificate Buy-Out Event set forth therein. The Trustee and, by acceptance of any Class C Certificate, each Certificateholder thereof, agrees to be bound by all of the provisions of the Intercreditor Agreement, including the subordination provisions of Section 9.09 thereof.
(k)    The Class C Certificates have the benefit of the Deposit Agreement and the Escrow Agreement.
(l)    The Class C Certificates will not have the benefit of any liquidity facility.
(m)    The Responsible Party is the Company.
(n)    The Company, any other obligor upon the Class C Certificates, and any Affiliate of any thereof may acquire, tender for, purchase, own, hold, become the pledgee of and otherwise deal with any Class C Certificate.
(o)    The “particular sections of the Note Purchase Agreement”, for purposes of clause (3) of Section 7.07 of the Basic Agreement, are Section 4.02 of each Participation Agreement.
Article IV

ISSUANCE AND TRANSFER OF THE CLASS C CERTIFICATES
Section 4.01    Issuance of Class C Certificates. (a) The Class C Certificates will be issued in minimum denominations of $500,000 and integral multiples of $1,000 in excess thereof, except that one Certificate may be issued in a different denomination. Each Class C Certificate shall be dated the date of its authentication.
(a)    [Reserved]
(b)    [Reserved]
(c)    [Reserved]
(d)    Certificated Certificates in registered form shall be issued in substantially the form set forth as Exhibit A hereto (the “Definitive Certificates”) and shall be in fully registered form and shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Definitive Certificates, as evidenced by their execution of such Definitive Certificates.
Section 4.02    Legends. (a)  Each Class C Certificate shall bear the following legend on the face thereof unless the Company instructs the Trustee otherwise consistent with applicable law:
THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY TO THE TRUSTEE AND THE COMPANY OF AN OPINION OF COUNSEL AND OTHER DOCUMENTATION AS THE TRUSTEE OR THE COMPANY MAY REQUEST), (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 OF THE SECURITIES ACT OR ANY SUCCESSOR PROVISION (ASSUMING ANY HOLDING PERIOD DETERMINED THEREUNDER WILL BE DEEMED TO HAVE COMMENCED ON THE MOST RECENT FUNDING DATE), (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (6) TO THE COMPANY AND IN EACH OF THE FOREGOING CASES, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT EITHER (A) NO ASSETS OF A PLAN OR ANY TRUST ESTABLISHED WITH RESPECT TO A PLAN HAVE BEEN USED TO PURCHASE OR HOLD THIS CERTIFICATE OR (B) THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH A PERSON ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF ERISA AND THE CODE OR PROVISIONS OF SIMILAR LAW PURSUANT TO ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS OR SIMILAR EXEMPTIONS UNDER SIMILAR LAW.
BY ITS ACQUISITION HEREOF, A HOLDER WHO IS AN ERISA PLAN REPRESENTS, AT ANY TIME WHEN REGULATION 29 C.F.R. SECTION 2510.3-21, AS MODIFIED IN 2016, IS APPLICABLE, THAT THE DECISION TO ACQUIRE OR ACCEPT THIS CERTIFICATE HAS BEEN MADE BY A DULY AUTHORITZED FIDUCIARY OF THE ERISA PLAN THAT (A) IS INDEPENDENT (AS THAT TERM IS USED IN 29 C.F.R. 2510-3-21(c)(1)) OF THE COMPANY AND ITS AFFILIATES AND THERE IS NO FINANCIAL INTEREST, OWNERSHIP INTEREST, OR OTHER RELATIONSHIP, AGREEMENT OR UNDERSTANDING OR OTHERWISE THAT WOULD LIMIT ITS ABILITY TO CARRY OUT ITS FIDUCIARY RESPONSIBILITY TO THE ERISA PLAN; (B) IS A BANK, INSURANCE CARRIER, REGISTERED INVESTMENT ADVISER, A REGISTERED BROKER-DEALER, OR AN INDEPENDENT FIDUCIARY THAT HOLDS, OR HAS UNDER MANAGEMENT OR CONTROL, TOTAL ASSETS OF AT LEAST $50 MILLION (IN EACH CASE, AS SPECIFIED IN 29 C.F.R. 2510.3-21(c)(1)(i)(A)-(E)); (C) IS CAPABLE OF EVALUATING INVESTMENT RISKS INDEPENDENTLY, BOTH IN GENERAL AND WITH REGARD TO PARTICULAR TRANSACTIONS AND INVESTMENT STRATEGIES (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE DECISION TO ACQUIRE OR ACCEPT THIS CERTIFICATE); (D) HAS BEEN FAIRLY INFORMED THAT THE COMPANY AND ITS AFFILIATES HAVE NOT AND WILL NOT UNDERTAKE TO PROVIDE IMPARTIAL INVESTMENT ADVICE, OR TO GIVE ADVICE IN A FIDUCIARY CAPACITY, IN CONNECTION WITH THE ACQUISITION OR ACCEPTANCE OF THIS CERTIFICATE; (E) HAS BEEN FAIRLY INFORMED THAT THE COMPANY AND ITS AFFILIATES HAVE FINANCIAL INTERESTS IN THE ERISA PLAN’S ACQUISITION OR ACCEPTANCE OF THIS CERTIFICATE, WHICH INTERESTS MAY CONFLICT WITH THE INTEREST OF THE ERISA PLAN, AS MORE FULLY DESCRIBED IN THE OFFERING MATERIALS; (F) IS A FIDUCIARY UNDER ERISA OR THE CODE, OR BOTH, WITH RESPECT TO THE DECISION TO ACQUIRE OR ACCEPT THIS CERTIFICATE AND IS RESPONSIBLE FOR EXERCISING (AND HAS EXERCISED) INDEPENDENT JUDGMENT IN EVALUATING WHETHER TO INVEST THE ASSETS OF THE ERISA PLAN IN THIS CERTIFICATE; AND (G) IS NOT PAYING FOR THE COMPANY OR ANY OF ITS AFFILIATES, ANY FEE OR OTHER COMPENSATION DIRECTLY FOR THE PROVISION OF INVESTMENT ADVICE (AS OPPOSED TO OTHER SERVICES) IN CONNECTION WITH THE ERISA PLAN’S ACQUISITION OR ACCEPTANCE OF THIS CERTIFICATE.
CERTAIN TERMS USED IN THE FOREGOING PARAGRAPHS SHALL HAVE THE MEANINGS SPECIFIED IN THE AGREEMENT.
Section 4.03    Transfer and Exchange. The Registrar shall cause to be kept at the office or agency to be maintained by it in accordance with the provisions of Section 7.12 of the Basic Agreement a register (the “Register”) for the Class C Certificates in which, subject to such reasonable regulations as it may prescribe, the Registrar shall provide for the registration of Certificates of such series and of transfers and exchanges of such Class C Certificates as herein provided. The Trustee shall initially be the registrar (the “Registrar”) for the purpose of registering such Class C Certificates and transfers and exchanges of such Class C Certificates as herein provided.
All Class C Certificates issued upon any registration of transfer or exchange of Class C Certificates shall be valid obligations of the Class C Trust, evidencing the same interest therein, and entitled to the same benefits under this Agreement, as the Class C Certificates surrendered upon such registration of transfer or exchange.
Upon surrender for registration of transfer or exchange of any Class C Certificate at the Corporate Trust Office or such other office or agency, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Class C Certificates, in authorized denominations of a like aggregate Fractional Undivided Interest.
A Class C Certificateholder may transfer a Class C Certificate, or request that a Class C Certificate be exchanged for Class C Certificates in an aggregate Fractional Undivided Interest equal to the Fractional Undivided Interest of such Class C Certificate surrendered for exchange of other authorized denominations, by surrender of such Class C Certificate to the Trustee with the form of transfer notice thereon duly completed and executed, and otherwise complying with the terms of the Agreement, including providing evidence of compliance with any restrictions on transfer, in form satisfactory to the Trustee and the Registar. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Class C Certificateholder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Prior to the registration of any transfer by a Class C Certificateholder as provided herein, the Trustee shall treat the Person in whose name the Class C Certificate is registered as the owner thereof for all purposes, and the Trustee shall not be affected by notice to the contrary.
The Registrar shall not register the transfer or exchange of any Class C Certificate in the name of any Person unless and until evidence satisfactory to the Company and the Trustee that the conditions to any such transfer or exchange set forth in Section 4.02 shall have been satisfied is submitted to them and the Company has so notified the Trustee and the Registrar in writing of such satisfaction. The Registrar and the Trustee shall not be liable to any Person for registering any transfer or exchange, or for executing, authenticating or delivering any Class C Certificate based on such certification. The Registrar and the Trustee may treat the Person in whose name any Class C Certificate is registered as the sole owner of the beneficial interest in the Class C Trust evidenced by such Class C Certificate.
By its acceptance of a Class C Certificate, each Holder of Class C Certificates acknowledges the restrictions on transfer of the Class C Certificates set forth in this Trust Supplement and in the legend on the face thereof and agrees that it will transfer such Class C Certificates only as provided in this Trust Supplement and in the legend on the face thereof.
No service charge shall be made to a Class C Certificateholder for any registration of transfer or exchange of Class C Certificates, but the Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Class C Certificates. All Class C Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee.
Section 4.04    Amendment of Section 3.04 and Inapplicability of Section 3.05 for the Basic Agreement. Section 4.03 of this Trust Supplement supersedes and replaces Section 3.04 of the Basic Agreement with respect to the Class C Trust and, for purposes of this Agreement, any references in the Basic Agreement to Section 3.04 of the Basic Agreement shall be superseded and replaced by a reference to Section 4.03 of this Trust Supplement. Pursuant to Section 3.05(f) of the Basic Agreement, Section 3.05 thereof is inapplicable to the Class C Certificates and this Trust Supplement.
Article V

DISTRIBUTION; STATEMENTS TO CERTIFICATEHOLDERS
Section 5.01    Statements to Certificateholders. (a) On each Regular Distribution Date and Special Distribution Date, the Trustee will include with each distribution to the Class C Certificateholders a statement, giving effect to the distribution to be made on such Regular Distribution Date or Special Distribution Date, setting forth the following information (per $1,000 aggregate face amount of Class C Certificates as to clauses (ii), (iii), (iv) and (v) below):
(i)    the aggregate amount of funds distributed on such Distribution Date under this Agreement and the Escrow Agreement, indicating the amount, if any, allocable to each source;
(ii)    the amount of such distribution under this Agreement allocable to principal and the amount allocable to Premium (if any);
(iii)    the amount of such distribution under this Agreement allocable to interest;
(iv)    the amount of such distribution under the Escrow Agreement allocable to interest, if any;
(v)    the amount of such distribution under the Escrow Agreement allocable to unused Deposits, if any; and
(vi)    the Pool Balance and the Pool Factor.
(b)    Within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Trustee shall furnish to each Person who at any time during such calendar year was a Class C Certificateholder of record a statement containing the sum of the amounts determined pursuant to clauses (a)(i), (a)(ii), (a)(iii), (a)(iv) and (a)(v) above for such calendar year or, in the event such Person was a Class C Certificateholder of record during a portion of such calendar year, for the applicable portion of such year, and such other items as are readily available to the Trustee and which a Class C Certificateholder may reasonably request as necessary for the purpose of such Certificateholder’s preparation of its United States federal income tax returns or foreign income tax returns.
(c)    Promptly following:
(i)    the Delivery Period Termination Date, or, if later, the date of any Final Withdrawal (the later of such dates, the “Escrow Period Termination Date”), if there has been, on or prior to the Escrow Period Termination Date, any early redemption or purchase of, or any default in the payment of principal or interest in respect of, any of the Series C Equipment Notes held in the Class C Trust, any Event of Loss Withdrawal or any Final Withdrawal, and
(ii)    the date of any early redemption or purchase of, or any default in the payment of principal or interest in respect of, any of the Series C Equipment Notes held in the Class C Trust, in either case described in this clause (ii), occurring after the Escrow Period Termination Date, the Trustee shall furnish to Class C Certificateholders of record on such date a statement setting forth (x) the expected Pool Balances for each subsequent Regular Distribution Date following the Delivery Period Termination Date or the date of such early redemption, purchase or default, (y) the related Pool Factors for such Regular Distribution Dates, and (z) the expected principal distribution schedule of the Series C Equipment Notes, in the aggregate, held as Trust Property at the date of such notice.
(d)    Notwithstanding anything to the contrary herein or in the Basic Agreement, to the extent a Class C Certificateholder has provided in writing sufficient wire transfer details to the Trustee, each distribution on the Class C Certificates to such Certificateholder shall be made by wire transfer in immediately available funds to the account designated by such Certificateholder.
(e)    The provisions of this Section 5.01 supersede and replace the provisions of Section 4.03 of the Basic Agreement in their entirety with respect to the Class C Trust.
Article VI

DEFAULT
Section 6.01    Purchase Rights of Certificateholders. (a) By acceptance of its Class C Certificate, each Class C Certificateholder agrees that at any time after the occurrence and during the continuation of a Certificate Buy-Out Event:
(i)    so long as no Additional Certificateholder has elected to exercise its rights to purchase Certificates pursuant to, and given notice of such election in accordance with, this Section 6.01(a) (upon such election and notification thereof, the right specified in this Section 6.01(a)(i) shall be suspended and (x) upon consummation of the purchase pursuant to such election, be terminated with respect to such Certificate Buy-Out Event, or (y) upon failure to consummate such purchase on the proposed purchase date, such right shall be revived), each Class C Certificateholder (other than the Company or any of its Affiliates) shall have the right to purchase, at the purchase price set forth in the Class AA Trust Agreement, in the Class A Trust Agreement and in the Class B Trust Agreement, respectively, all, but not less than all, of the Class AA Certificates, the Class A Certificates and the Class B Certificates upon ten days’ prior written irrevocable notice to the Trustee, the Class AA Trustee, the Class A Trustee, the Class B Trustee and each other Class C Certificateholder, on the third Business Day following the expiration of such ten-day notice period, provided that (A) if prior to the end of such ten-day period any other Class C Certificateholder(s) (other than the Company or any of its Affiliates) notifies such purchasing Class C Certificateholder that such other Class C Certificateholder(s) want(s) to participate in such purchase, then such other Class C Certificateholder(s) (other than the Company or any of its Affiliates) may join with the purchasing Class C Certificateholder to purchase all, but not less than all, of the Class AA Certificates, the Class A Certificates and the Class B Certificates pro rata based on the Fractional Undivided Interest in the Class C Trust held by each such Class C Certificateholder and (B) upon consummation of such purchase no Class C Certificateholder shall have a right to purchase the Class AA Certificates, the Class A Certificates and the Class B Certificates pursuant to this Section 6.01(a)(i) during the continuance of such Certificate Buy-Out Event,
(ii)    if any Additional Certificates are issued by an Additional Trust, so long as no Junior Additional Certificateholder (if any) has elected to exercise its rights to purchase Certificates pursuant to, and given notice of such election in accordance with, this Section 6.01(a) (upon such election and notification thereof, the right specified in this Section 6.01(a)(ii) shall be suspended and (x) upon consummation of the purchase pursuant to such election, be terminated with respect to such Certificate Buy-Out Event, or (y) upon failure to consummate such purchase on the proposed purchase date, such right shall be revived), each Additional Certificateholder (other than the Company or any of its Affiliates) shall have the right (which shall not expire upon any purchase of the Class AA Certificates, the Class A Certificates and the Class B Certificates pursuant to clause (i) above) to purchase all, but not less than all, of the Class AA Certificates, the Class A Certificates, the Class B Certificates, the Class C Certificates and any Additional Certificates ranked senior, in priority of payment of “Expected Distributions” therefor under the Intercreditor Agreement, to the Additional Certificates held by the purchasing Additional Certificateholder upon ten days’ prior written irrevocable notice to the Trustee, the Class AA Trustee, the Class A Trustee, the Class B Trustee, the trustee of any Additional Trust with respect to any Additional Certificates that rank senior, in priority of payment of “Expected Distributions” therefor under the Intercreditor Agreement, to the Additional Certificates held by the purchasing Additional Certificateholder and each other Additional Certificateholder of the same class, on the third Business Day following the expiration of such ten-day notice period, provided that (A) if prior to the end of such ten-day period any other Additional Certificateholder(s) of such class (other than the Company or any of its Affiliates) notifies such purchasing Additional Certificateholder that such other Additional Certificateholder(s) want(s) to participate in such purchase, then such other Additional Certificateholder(s) (other than the Company or any of its Affiliates) may join with the purchasing Additional Certificateholder to purchase all, but not less than all, of the Class AA Certificates, the Class A Certificates, the Class B Certificates, the Class C Certificates and such senior Additional Certificates pro rata based on the Fractional Undivided Interest in the applicable Additional Trust held by each such Additional Certificateholder and (B) upon consummation of such purchase no Additional Certificateholder of such class shall have a right to purchase the Class AA Certificates, the Class A Certificates, the Class B Certificates, the Class C Certificates and such senior Additional Certificates pursuant to this Section 6.01(a)(ii) during the continuance of such Certificate Buy-Out Event, and
(iii)    if any Refinancing Certificates are issued, each Refinancing Certificateholder shall have the same right (subject to the same terms and conditions) to purchase Certificates pursuant to this Section 6.01(a) (and to receive notice in connection therewith) as the Holders of the Class that such Refinancing Certificates refinanced.
The purchase price with respect to the Class C Certificates shall be equal to the Pool Balance of the Class C Certificates, together with accrued and unpaid interest in respect thereof to the date of such purchase, and any other amounts then due and payable to the Class C Certificateholders under this Agreement, the Intercreditor Agreement, the Escrow Agreement, any Series C Equipment Note held as the property of the Class C Trust or the related Indenture and Participation Agreement or on or in respect of the Class C Certificates but without any Premium, provided, however, that if such purchase occurs after (x) a record date specified in Section 2.03 of the Escrow Agreement relating to the distribution of unused Deposits and/or accrued and unpaid interest on Deposits and prior to or on the related distribution date under the Escrow Agreement, such purchase price shall be reduced by the aggregate amount of unused Deposits and/or interest to be distributed under the Escrow Agreement (which deducted amounts shall remain distributable to, and may be retained by, the Class C Certificateholders as of such record date) or (y) the Record Date relating to any Distribution Date, such purchase price shall be reduced by the amount to be distributed hereunder on such related Distribution Date (which deducted amounts shall remain distributable to, and may be retained by, the Class C Certificateholders as of such Record Date); provided further that no such purchase of Class C Certificates pursuant to this Section 6.01(a) shall be effective unless the purchaser(s) shall certify to the Trustee that contemporaneously with such purchase, such purchaser(s) is purchasing, pursuant to the terms of this Agreement, the Class AA Trust Agreement, the Class A Trust Agreement, the Class B Trust Agreement, the applicable Additional Trust Agreement (if any) or the applicable Refinancing Trust Agreement (as the case may be), and the Intercreditor Agreement, all of the Class AA Certificates, the Class A Certificates, the Class B Certificates, the Class C Certificates and, if applicable, the Additional Certificates that rank senior, in priority of payment of “Expected Distributions” therefor under the Intercreditor Agreement, to the Additional Certificates held by the purchasing Additional Certificateholder(s) and, if applicable, the Refinancing Certificates that are senior to the securities held by such purchaser(s). Each payment of the purchase price of the Class C Certificates referred to in the first sentence of this paragraph shall be made to an account or accounts designated by the Trustee and each such purchase shall be subject to the terms of this Section 6.01(a). Each Class C Certificateholder agrees by its acceptance of its Class C Certificate that it will, upon payment from such Additional Certificateholder(s) or Refinancing Certificateholder(s), as the case may be, of the purchase price set forth in the first sentence of this paragraph, forthwith sell, assign, transfer and convey to the purchaser(s) thereof (without recourse, representation or warranty of any kind except as to its own acts) all of the right, title, interest and obligation of such Class C Certificateholder in this Agreement, the Escrow Agreement, the Deposit Agreement, the Intercreditor Agreement, the NPA, the Note Documents and all Class C Certificates and Escrow Receipts held by such Class C Certificateholder (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable as respects any action or inaction or state of affairs occurring prior to such sale) and the purchaser(s) shall assume all of such Class C Certificateholder’s obligations under this Agreement, the Escrow Agreement, the Deposit Agreement, the Intercreditor Agreement, the NPA, the Note Documents and all such Class C Certificates and Escrow Receipts. The Class C Certificates will be deemed to be purchased on the date payment of the purchase price is made notwithstanding the failure of any Class C Certificateholder to deliver any Class C Certificate and, upon such a purchase, (i) the Class C Certificateholders shall have no further rights with respect to the Class C Certificates and (ii) if the purchaser(s) shall so request, each such Class C Certificateholder will comply with all the provisions of Section 3.04 of the Basic Agreement and the applicable provisions of this Trust Supplement to enable new Class C Certificates to be issued to the purchaser(s) in such denominations otherwise authorized under this Agreement as it shall request. All charges and expenses in connection with the issuance of any such new Class C Certificates shall be borne by the purchaser(s) thereof.
(b)    This Section 6.01 supplements and, to the extent inconsistent with any provision of Section 6.01(b) of the Basic Agreement, replaces the provisions of Section 6.01(b) of the Basic Agreement. Notwithstanding anything to the contrary set forth herein or in any Operative Agreement, the provisions of this Section 6.01 may not be amended in any manner without the consent of each Class AA Certificateholder, each Class A Certificateholder, each Class B Certificateholder, each Class C Certificateholder and each Additional Certificateholder (if any) or, as the case may be, Refinancing Certificateholder (if any) (in each case, other than the Company or any of its Affiliates in its respective capacity as a Certificateholder) that would be adversely affected thereby; provided that the purchase price under this Section 6.01 (as in effect on the date hereof) for any Certificate held by the Company or any of its Affiliates shall not be modified without the prior written consent of the Company. For the avoidance of doubt, if a Certificate Buy-Out Event ceases to exist and another Certificate Buy-Out Event occurs and is continuing, the purchase rights set forth in Section 6.01(a) shall be revived notwithstanding any exercise of such rights during the continuance of any preceding Certificate Buy-Out Event.
Article VII

THE TRUSTEE
Section 7.01    Delivery of Documents; Delivery Dates. (a) The Trustee is hereby directed (i) to execute and deliver the Intercreditor Agreement, the Escrow Agreement, the NPA and the PA Amendments relating to the Funded Aircraft on or prior to the date of the initial issuance of the Class C Certificates (the “Issuance Date”), each in the form delivered to the Trustee by the Company, and (ii) subject to the respective terms thereof, to perform its obligations thereunder. Upon request of the Company and the satisfaction or waiver of the closing conditions specified in the Certificate Purchase Agreement, the Trustee shall execute, deliver, authenticate, issue and sell Class C Certificates in authorized denominations equaling in the aggregate the amount set forth, with respect to the Class C Trust, in Schedule I to the Certificate Purchase Agreement evidencing the entire ownership interest in the Class C Trust, which amount equals the maximum aggregate principal amount of Series C Equipment Notes to be purchased on the date hereof pursuant to the PA Amendments with respect to the Funded Aircraft and which may be purchased from time to time by the Trustee pursuant to the NPA with respect to the Pre-Funded Aircraft. Except as provided in Sections 3.03, 3.04 and 3.06 of the Basic Agreement or Section 4.03 of this Trust Supplement, the Trustee shall not execute, authenticate or deliver Class C Certificates in excess of the aggregate amount specified in this paragraph. The provisions of this Section 7.01(a) supersede and replace the first three sentences of Section 2.02(a) of the Basic Agreement and the first sentence of Section 3.02(a) of the Basic Agreement, with respect to the Class C Trust.
(a)    On the Issuance Date, upon satisfaction of the conditions set forth in the PA Amendment with respect to each Funded Aircraft, the Trustee shall purchase the Series C Equipment Notes to be purchased thereunder for a purchase price equal to the principal amount of such Series C Equipment Notes. On or after the Issuance Date, the Company may deliver from time to time, and in accordance with Section 1(b) of the NPA, to the Trustee a Funding Notice relating to one or more Series C Equipment Notes relating to the Pre-Funded Aircraft. After receipt of such a Funding Notice and in any case no later than one Business Day prior to a Funding Date as to which such Funding Notice relates (the “Applicable Funding Date”), the Trustee shall (as and when specified in the Funding Notice) deliver to the Escrow Agent the Withdrawal Certificates and related Applicable Notices of Purchase Withdrawal, as contemplated by Section 1.02(c) of the Escrow Agreement and by such Funding Notice. The Trustee shall (as and when specified in such Funding Notice), subject to the conditions set forth in Section 2 of the NPA, enter into and perform its obligations under the Participation Agreement specified in such Funding Notice (the “Applicable Participation Agreement”) and cause such certificates, documents and legal opinions relating to the Trustee to be duly delivered as required by the Applicable Participation Agreement. If at any time prior to the Applicable Funding Date, the Trustee receives from the Company a notice pursuant to the first sentence of Section 1(f) of the NPA, then the Trustee shall give notice to the Depositary (with a copy to the Escrow Agent) of the cancellation of such Notice of Purchase Withdrawal relating to such Deposit or Deposits on such Applicable Funding Date as contemplated by Section 2.3 of the Deposit Agreement. Upon satisfaction of the conditions specified in the NPA and the Applicable Participation Agreement, the Trustee shall purchase the Series C Equipment Notes relating to the applicable Pre-Funded Aircraft with the proceeds of the withdrawals of one or more Deposits made on the Applicable Funding Date in accordance with the terms of the Deposit Agreement and the Escrow Agreement. The purchase price of such Series C Equipment Notes shall equal the principal amount of such Series C Equipment Notes. Amounts withdrawn from such Deposit or Deposits in excess of the purchase price of the Series C Equipment Notes or to the extent not applied on the Applicable Funding Date to the purchase price of the Series C Equipment Notes shall be re-deposited by the Trustee with the Depositary on the Applicable Funding Date in accordance with the terms of the Deposit Agreement. The provisions of this Section 7.01(b) supersede and replace the last sentence of Section 2.02(a) of the Basic Agreement and the provisions of Section 2.02(b) of the Basic Agreement with respect to the Class C Trust, and no provisions of the Basic Agreement relating to Postponed Notes and Section 2.02(b) of the Basic Agreement shall apply to the Class C Trust.
(b)    With respect to the Class C Trust, Section 4.01(b) of the Basic Agreement is superseded and replaced in its entirety with the following: “The Trustee shall establish and maintain on behalf of the Class C Certificateholders a Special Payments Account as one or more accounts, which shall be non-interest bearing except as provided in Section 4.04 of the Basic Agreement. The Trustee shall hold the Special Payments Account in trust for the benefit of the Class C Certificateholders and shall make or permit withdrawals therefrom only as provided in the Agreement or the Intercreditor Agreement. On each day when one or more Special Payments are made to the Trustee under the Intercreditor Agreement, the Trustee, upon receipt thereof, shall immediately deposit the aggregate amount of such Special Payments in the Special Payments Account.”
(c)    With respect to the Class C Trust, the second through fifth sentences of Section 4.02(c) of the Basic Agreement shall be superseded and replaced in their entirety with the following sentence: “Subject to the provisions of the Intercreditor Agreement: (i) in the event of redemption or purchase of Series C Equipment Notes held in the Class C Trust, such notice shall be mailed not less than 15 days prior to the Special Distribution Date for the Special Payment resulting from such redemption or purchase, which Special Distribution Date shall be the date of such redemption or purchase; and (ii) in the case of any other Special Payments, such notice of Special Payment shall be mailed as soon as practicable after the Trustee has confirmed that it has received funds for such Special Payment and shall state the Special Distribution Date for such Special Payment, which shall occur 15 days after the date of such notice of Special Payment or (if such 15th day is not practicable) as soon as practicable thereafter.”
(d)    With respect to the Class C Trust, clause (ii) of the sixth sentence of Section 4.02(c) of the Basic Agreement shall be amended by deleting in its entirety the parenthetical phrase “(taking into account any payment to be made by the Company pursuant to Section 2.02(b)).”
Section 7.02    Withdrawal of Deposits. If any Deposits remain outstanding on the Business Day next succeeding the Cut-off Date, the Trustee shall promptly give the Escrow Agent notice, as contemplated by clause (ii) of Section 1.02(f) of the Escrow Agreement, that the Trustee’s obligation to purchase Series C Equipment Notes under the NPA has terminated and the Cut-off Date has occurred.
Section 7.03    The Trustee. (a) Subject to Section 7.04 of this Trust Supplement and Section 7.15 of the Basic Agreement, the Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement, the Intercreditor Agreement, the Deposit Agreement, the NPA or the Escrow Agreement or the due execution hereof or thereof by the Company or the other parties thereto (other than the Trustee), or for or in respect of the recitals and statements contained herein or therein, all of which recitals and statements are made solely by the Company or the other parties thereto (other than the Trustee), except that the Trustee hereby represents and warrants that each of this Trust Supplement, the Basic Agreement, each Class C Certificate, the Intercreditor Agreement, the NPA and the Escrow Agreement has been executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.
(a)    In addition to the requirements in Section 7.08 of the Basic Agreement, the Trustee shall at all times be a bank or trust company, organized and doing business under the laws of the United States or any state thereof, a substantial part of the business of which consists of (i) receiving deposits and making loans or (ii) exercising fiduciary powers similar to those permitted to national banks by the Comptroller of the Currency, and which is subject to supervision and examination by state or federal authority having supervision over banking institutions.
Section 7.04    Representations and Warranties of the Trustee. The Trustee hereby represents and warrants that:
(a)    the Trustee has full power, authority and legal right to execute, deliver and perform this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA, the Class C Certificates and the Note Documents to which it is or is to become a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA, the Class C Certificates and the Note Documents to which it is or is to become a party;
(b)    the execution, delivery and performance by the Trustee of this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA, the Class C Certificates and the Note Documents to which it is or is to become a party (i) will not violate any provision of any United States federal law governing its banking powers or the law of the state of the United States where it is located governing the banking and trust powers of the Trustee or any order, writ, judgment, or decree of any court, arbitrator or governmental authority applicable to the Trustee or any of its assets, (ii) will not violate any provision of the articles of association or by-laws of the Trustee, and (iii) will not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Property pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have an adverse effect on the Trustee’s performance or ability to perform its duties hereunder or thereunder or on the transactions contemplated herein or therein;
(c)    the execution, delivery and performance by the Trustee of this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA, the Class C Certificates and the Note Documents to which it is or is to become a party will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the United States or the state of the United States where it is located regulating the banking and corporate trust activities of the Trustee; and
(d)    this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the NPA, the Class C Certificates and the Note Documents to which it is or is to become a party have been, or will be, as applicable, duly executed and delivered by the Trustee and constitute, or will constitute, as applicable, the legal, valid and binding agreements of the Trustee, enforceable against it in accordance with their respective terms; provided, however, that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (ii) general principles of equity.
Section 7.05    Trustee Liens. The Trustee in its individual capacity agrees, in addition to the agreements contained in Section 7.17 of the Basic Agreement, that it will at its own cost and expense promptly take any action as may be necessary to duly discharge and satisfy in full any Trustee’s Liens on or with respect to the Trust Property which are attributable to the Trustee in its individual capacity and which are unrelated to the transactions contemplated by the Intercreditor Agreement or the NPA.
Article VIII

ADDITIONAL AMENDMENT; SUPPLEMENTAL AGREEMENTS
Section 8.01    Amendment of Sections 5.02, 6.07, 7.09, 8.04, 9.01, 12.01 and 12.02 of the Basic Agreement. For purposes of this Agreement, the Basic Agreement shall be deemed amended as follows:
(a)    Section 5.02 of the Basic Agreement shall be deemed amended and restated in its entirety to read as set forth in Part A of Exhibit B.
(b)    Section 6.07 of the Basic Agreement shall be deemed amended and restated in its entirety to read as set forth in Part B of Exhibit B.
(c)    Section 7.09 of the Basic Agreement shall be deemed amended by amending and restating the second sentence of subsection (e) thereof in its entirety to read as set forth in Part C of Exhibit B.
(d)    Section 8.04 of the Basic Agreement shall be deemed amended by amending and restating subsection (a) thereof in its entirety to read as set forth in Part D of Exhibit B.
(e)    Section 9.01 of the Basic Agreement shall be deemed amended by amending and restating clause (4) thereof in its entirety to read as set forth in Part E of Exhibit B.
(f)    Section 12.01 of the Basic Agreement shall be deemed amended and restated in its entirety to read as set forth in Part F of Exhibit B.
(g)    Section 12.02 of the Basic Agreement shall be deemed amended and restated in its entirety to read as set forth in Part G of Exhibit B.
Section 8.02    Supplemental Agreements Without Consent of Class C Certificateholders. Without limitation of Section 9.01 of the Basic Agreement (for the avoidance of doubt, as amended by Section 8.01 above), under the terms of, and subject to the limitations contained in, such Section 9.01 of the Basic Agreement, the Company may (but will not be required to), and the Trustee (subject to Section 9.03 of the Basic Agreement) shall, at the Company’s request, at any time and from time to time, enter into (or, in the case of the Deposit Agreement, consent to) and, if applicable, request the Escrow Agent and Escrow Paying Agent to enter into (i) one or more agreements supplemental to the Escrow Agreement, the NPA or the Deposit Agreement, for any of the purposes set forth in clauses (1) through (9) of such Section 9.01, and (without limitation of the foregoing or Section 9.01 of the Basic Agreement) (a) clauses (2) and (3) of such Section 9.01 shall also be deemed to include the Company’s obligations under (in the case of clause (2)), and the Company’s rights and powers conferred by (in the case of clause (3)), the NPA and any Participation Agreement, (b) references in clauses (4) and (6) of such Section 9.01 to “any Intercreditor Agreement” shall also be deemed to refer to “the Intercreditor Agreement, the Escrow Agreement, the NPA, any Participation Agreement or the Deposit Agreement”, and (c) references to “any Intercreditor Agreement” in clause (7) of such Section 9.01 shall also be deemed to refer to “the Intercreditor Agreement, the NPA, any Indenture, the Escrow Agreement, the Deposit Agreement or any Participation Agreement”, (ii) one or more agreements supplemental to any Operative Agreement, the NPA, the Escrow Agreement or the Deposit Agreement to provide for the formation of one or more Additional Trusts in existence at any one time, the issuance of one or more Classes of Additional Certificates from time to time, the purchase by any Additional Trust of applicable Additional Equipment Notes and other matters incidental thereto or as otherwise contemplated by Section 2.01(b) of the Basic Agreement, all as provided in Section 4(a)(v) of the NPA and Section 8.01(d) of the Intercreditor Agreement, and (iii) one or more agreements supplemental to any Operative Agreement, the NPA, the Escrow Agreement or the Deposit Agreement to provide for the formation of one or more Refinancing Trusts, the issuance of one or more Classes of Refinancing Certificates, the purchase by any Refinancing Trust of applicable Refinancing Equipment Notes and other matters incidental thereto or as otherwise contemplated by Section 2.01(b) of the Basic Agreement, all as provided in Section 4(a)(v) of the NPA and Section 8.01(c) of the Intercreditor Agreement. In addition, the following provisions of Section 9.01 of the Basic Agreement shall be amended, with respect to the Class C Trust, as follows: (A) [Reserved]; (B) Section 9.01(6) of the Basic Agreement shall be amended by inserting the phrase “to establish or” after the phrase “to such extent as shall be necessary” but before the phrase “to continue”; and (C) Section 9.01(7) of the Basic Agreement shall be amended by replacing the phrase “and to add to or change” with the phrase “, or to evidence the substitution of a Liquidity Provider with a Replacement Liquidity Provider or to provide for a Replacement Liquidity Facility or to incorporate appropriate mechanics for multiple instruments for a Replacement Liquidity Facility for a single Trust, all as provided in any Intercreditor Agreement; or to evidence the substitution of a Depositary with a Replacement Depositary or to provide for a Replacement Deposit Agreement, all as provided in the NPA; or to evidence and provide for the acceptance of appointment by a successor Escrow Agent or successor Escrow Paying Agent under the Escrow Agreement; or to provide multiple Liquidity Facilities with respect to one or more Trusts; or to add to or change”.
Section 8.03    Supplemental Agreements with Consent of Class C Certificateholders. Without limitation of Section 9.02 of the Basic Agreement, the provisions of Section 9.02 of the Basic Agreement shall apply to agreements or amendments for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Escrow Agreement, the Deposit Agreement or the NPA or modifying in any manner the rights and obligations of the Class C Certificateholders under the Escrow Agreement, the Deposit Agreement or the NPA; provided that the provisions of Section 9.02(1) of the Basic Agreement shall be deemed to include reductions in any manner of, or delay in the timing of, any receipt by the Class C Certificateholders of payments upon the Deposits.
Section 8.04    Consent of Trustees for Amendment of Section 6.01. Notwithstanding any provision in Section 8.02 or Section 8.03 of this Trust Supplement to the contrary, no amendment or modification of Section 6.01 of this Trust Supplement shall be effective unless the trustee for each Class of Certificates affected by such amendment or modification shall have consented thereto.
Section 8.05    Notice to Rating Agencies. Promptly following its receipt of each amendment, consent, modification, supplement or waiver contemplated by this Article VIII, the Trustee shall send a copy thereof to each Rating Agency.
Article IX

MISCELLANEOUS PROVISIONS
Section 9.01    Final Termination Date. The respective obligations and responsibilities of the Company and the Trustee created hereby and the Class C Trust created hereby shall terminate upon the distribution to all Class C Certificateholders and the Trustee of all amounts required to be distributed to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, Sr., the father of John F. Kennedy, former President of the United States, living on the date of this Trust Supplement.
Notice of any termination of the Class C Trust, specifying the applicable Regular Distribution Date (or applicable Special Distribution Date, as the case may be) upon which the Class C Certificateholders may surrender their Class C Certificates to the Trustee for payment of the final distribution and cancellation, shall be mailed promptly by the Trustee to the Class C Certificateholders not earlier than 60 days and not later than 15 days preceding such final distribution.
Section 9.02    Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument. To the extent that any provisions of the Basic Agreement are superseded by any provisions of this Trust Supplement, any reference to such provisions of the Basic Agreement herein or in the Basic Agreement shall be deemed to be to such provisions of this Trust Supplement.
Section 9.03    Governing Law. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND THIS AGREEMENT AND THE CLASS C CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.
Section 9.04    Counterparts. This Trust Supplement may be executed in any number of counterparts (and each of the parties shall not be required to execute the same counterpart). Each counterpart of this Trust Supplement including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this Trust Supplement, but all of such counterparts together shall constitute one instrument.
Section 9.05    Intention of Parties. The parties hereto intend that the Class C Trust be classified for United States federal income tax purposes as a grantor trust under Subpart E, Part I, Subchapter J, Chapter 1 of Subtitle A of the Code, and not as a trust or association taxable as a corporation or as a partnership. Each Certificateholder of, and each Person acquiring a beneficial interest in, a Class C Certificate, by its acceptance of its Class C Certificate or a beneficial interest therein, agrees to treat the Class C Trust as a grantor trust for all United States federal, state and local income tax purposes. The Trustee shall not be authorized or empowered to do anything that would cause the Class C Trust to fail to qualify as a grantor trust for such tax purposes (including as subject to this restriction, acquiring any Aircraft by bidding the Equipment Notes relating thereto or otherwise, or taking any action with respect to any such Aircraft once acquired).
Section 9.06    Submission to Jurisdiction. Each of the parties hereto, to the extent it may do so under applicable law, for purposes hereof and of all other Operative Agreements hereby (i) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (ii) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.
Section 9.07    Successor and Assigns. All covenants, agreements, representations and warranties in this Agreement by the Trustee and the Company shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not. Any request, notice, direction, consent, waiver or other instrument or action by any Class C Certificateholder shall bind the successors and assigns of such Class C Certificateholder.
Section 9.08    Normal Commercial Relations. Anything contained in this Agreement to the contrary notwithstanding, the Trustee and any Class C Certificateholder, or any bank or other Affiliate of any such party, may conduct any banking or other financial transactions, and have banking and other commercial relationships, with the Company fully to the same extent as if this Agreement were not in effect, including without limitation the making of loans or other extensions of credit to the Company for any purpose whatsoever, whether related to any of the transactions contemplated hereby or otherwise.
Section 9.09    No Recourse against Others. No past, present or future director, officer, employee, agent, member, manager, trustee or stockholder, as such, of the Company or any successor Person shall have any liability for any obligations of the Company or any successor Person, either directly or through the Company or any successor Person, under the Class C Certificates or this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation, whether by virtue of any rule of law, statute or constitutional provision of by the enforcement of any assessment or by any legal or equitable proceeding or otherwise. By accepting a Class C Certificate, each Class C Certificateholder agrees to the provisions of this Section 9.09 and waives and releases all such liability. Such waiver and release shall be part of the consideration for the issue of the Class C Certificates.
[Remainder of Page Intentionally Blank; Signature Pages Follow]

AMERICAS 94409275 v12 (2K)	23	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

IN WITNESS WHEREOF, the parties have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized as of the date first written above.
SPIRIT AIRLINES, INC.

By:	/s/ Edward Christie Name: Edward Christie Title: President and Chief Financial Officer

Signature Page

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Jacqueline Solone Name: Jacqueline Solone Title: Vice President

Signature Page

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

EXHIBIT A to
TRUST SUPPLEMENT NO. 2017-1C
FORM OF CERTIFICATE
THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY TO THE TRUSTEE AND THE COMPANY OF AN OPINION OF COUNSEL AND OTHER DOCUMENTATION AS THE TRUSTEE OR THE COMPANY MAY REQUEST), (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 OF THE SECURITIES ACT OR ANY SUCCESSOR PROVISION (ASSUMING ANY HOLDING PERIOD DETERMINED THEREUNDER WILL BE DEEMED TO HAVE COMMENCED ON THE MOST RECENT FUNDING DATE), (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (6) TO THE COMPANY AND IN EACH OF THE FOREGOING CASES, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.
BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT EITHER (A) NO ASSETS OF A PLAN OR ANY TRUST ESTABLISHED WITH RESPECT TO A PLAN HAVE BEEN USED TO PURCHASE OR HOLD THIS CERTIFICATE OR (B) THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH A PERSON ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF ERISA AND THE CODE OR PROVISIONS OF SIMILAR LAW PURSUANT TO ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS OR SIMILAR EXEMPTIONS UNDER SIMILAR LAW.
BY ITS ACQUISITION HEREOF, A HOLDER WHO IS AN ERISA PLAN REPRESENTS, AT ANY TIME WHEN REGULATION 29 C.F.R. SECTION 2510.3-21, AS MODIFIED IN 2016, IS APPLICABLE, THAT THE DECISION TO ACQUIRE OR ACCEPT THIS CERTIFICATE HAS BEEN MADE BY A DULY AUTHORITZED FIDUCIARY OF THE ERISA PLAN THAT (A) IS INDEPENDENT (AS THAT TERM IS USED IN 29 C.F.R. 2510-3-21(c)(1)) OF THE COMPANY AND ITS AFFILIATES AND THERE IS NO FINANCIAL INTEREST, OWNERSHIP INTEREST, OR OTHER RELATIONSHIP, AGREEMENT OR UNDERSTANDING OR OTHERWISE THAT WOULD LIMIT ITS ABILITY TO CARRY OUT ITS FIDUCIARY RESPONSIBILITY TO THE ERISA PLAN; (B) IS A BANK, INSURANCE CARRIER, REGISTERED INVESTMENT ADVISER, A

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

REGISTERED BROKER-DEALER, OR AN INDEPENDENT FIDUCIARY THAT HOLDS, OR HAS UNDER MANAGEMENT OR CONTROL, TOTAL ASSETS OF AT LEAST $50 MILLION (IN EACH CASE, AS SPECIFIED IN 29 C.F.R. 2510.3-21(c)(1)(i)(A)-(E)); (C) IS CAPABLE OF EVALUATING INVESTMENT RISKS INDEPENDENTLY, BOTH IN GENERAL AND WITH REGARD TO PARTICULAR TRANSACTIONS AND INVESTMENT STRATEGIES (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE DECISION TO ACQUIRE OR ACCEPT THIS CERTIFICATE); (D) HAS BEEN FAIRLY INFORMED THAT THE COMPANY AND ITS AFFILIATES HAVE NOT AND WILL NOT UNDERTAKE TO PROVIDE IMPARTIAL INVESTMENT ADVICE, OR TO GIVE ADVICE IN A FIDUCIARY CAPACITY, IN CONNECTION WITH THE ACQUISITION OR ACCEPTANCE OF THIS CERTIFICATE; (E) HAS BEEN FAIRLY INFORMED THAT THE COMPANY AND ITS AFFILIATES HAVE FINANCIAL INTERESTS IN THE ERISA PLAN’S ACQUISITION OR ACCEPTANCE OF THIS CERTIFICATE, WHICH INTERESTS MAY CONFLICT WITH THE INTEREST OF THE ERISA PLAN, AS MORE FULLY DESCRIBED IN THE OFFERING MATERIALS; (F) IS A FIDUCIARY UNDER ERISA OR THE CODE, OR BOTH, WITH RESPECT TO THE DECISION TO ACQUIRE OR ACCEPT THIS CERTIFICATE AND IS RESPONSIBLE FOR EXERCISING (AND HAS EXERCISED) INDEPENDENT JUDGMENT IN EVALUATING WHETHER TO INVEST THE ASSETS OF THE ERISA PLAN IN THIS CERTIFICATE; AND (G) IS NOT PAYING FOR THE COMPANY OR ANY OF ITS AFFILIATES, ANY FEE OR OTHER COMPENSATION DIRECTLY FOR THE PROVISION OF INVESTMENT ADVICE (AS OPPOSED TO OTHER SERVICES) IN CONNECTION WITH THE ERISA PLAN’S ACQUISITION OR ACCEPTANCE OF THIS CERTIFICATE.
CERTAIN TERMS USED IN THE FOREGOING PARAGRAPHS SHALL HAVE THE MEANINGS SPECIFIED IN THE AGREEMENT.

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

SPIRIT AIRLINES PASS THROUGH TRUST 2017-1C
SPIRIT AIRLINES PASS THROUGH CERTIFICATE, SERIES 2017-1C
Final Expected Regular Distribution Date: February 15, 2023
evidencing a fractional undivided interest in the Trust,
the property of which includes or will include, among
other things, certain Equipment Notes each secured by
an Aircraft owned by Spirit Airlines, Inc.

Certificate No. ______	$_________ Fractional Undivided Interest representing 0.00117008330993167% of the Trust per $1,000 face amount	PPN No. 84858* AA5
THIS CERTIFIES THAT             , for value received, is the registered owner of a $            (            dollars) Fractional Undivided Interest (or such lesser amounts as shall be the aggregate outstanding face amount hereof as set forth in the records of the Trustee) in the Spirit Airlines Pass Through Trust, Series 2017-1C (the “Trust”) created by WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee (together with any successor in interest and any successor or other trustee appointed pursuant to the Trust Supplement referred to below, the “Trustee”) under a Pass Through Trust Agreement, dated as of August 11, 2015 (the “Basic Agreement”), between Wilmington Trust, National Association and Spirit Airlines, Inc., a Delaware corporation (together with any successor in interest pursuant to Section 5.02 of the Basic Agreement, the “Company”), as supplemented by Trust Supplement No. 2017-1C thereto dated as of May 10, 2018 (collectively with the Basic Agreement, and as may be amended from time to time, the “Agreement”), between the Trustee and the Company, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as “Spirit Airlines Pass Through Certificates, Series 2017-1C” (herein called the “Certificates”). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement. By virtue of its acceptance hereof, the Certificateholder of this Certificate assents to and agrees to be bound by all of the provisions of the Agreement and the Intercreditor Agreement, including the subordination provisions of Section 9.09 of the Intercreditor Agreement. The Trust Property is expected to include certain Equipment Notes and includes all rights of the Trust and the Trustee, on behalf of the Trust, to receive any payments under the Intercreditor Agreement. Each issue of the Equipment Notes will be secured by, among other things, a security interest in the Aircraft owned by the Company.
The Certificates represent Fractional Undivided Interests in the Trust and the Trust Property, and will have no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Basic Agreement for any other series of certificates issued pursuant thereto.
Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, from funds then available to the Trustee, there will be distributed on each February 15 and August 15 (each, a “Regular Distribution Date”), commencing on August 15, 2018, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Series C Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, in the event that Special Payments on the Series C Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

Person in whose name this Certificate is registered at the close of business on the 15th day preceding the applicable Special Distribution Date, an amount in respect of such Special Payments on the Series C Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.
Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto, without the presentation or surrender of this Certificate or the making of any notation hereon, provided that to the extent the Certificateholder of this Certificate has provided in writing sufficient wire transfer details to the Trustee, each such distribution shall be made by wire transfer in immediately available funds to the account designated by the Certificateholder of this Certificate. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.
The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company, the Trustee, the Subordination Agent, any Loan Trustee or any Affiliate of any thereof. The Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for any payment or distribution to such Certificateholder pursuant to the terms of the Agreement and that it will not have any recourse to the Company, the Trustee, the Loan Trustees or any Affiliate of any thereof except as otherwise expressly provided in the Agreement, in any Note Document or in the Intercreditor Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.
The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement, at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.
As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar, duly executed by the Certificateholder hereof or such Certificateholder’s attorney duly authorized

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.
The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $500,000 Fractional Undivided Interest and integral multiples of $1,000 in excess thereof except that one Certificate may be issued in a different denomination. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.
No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.
The Company, the Trustee, the Registrar and any Paying Agent shall deem and treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Company, the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.
Each Certificateholder, by its acceptance of this Certificate or such interest, agrees to treat the Trust as a grantor trust for all U.S. federal, state and local income tax purposes.
The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.
Any Person acquiring or accepting this Certificate will, by such acquisition or acceptance, be deemed to (a) represent and warrant to the Company, the Loan Trustees and the Trustee that either: (i) no assets of a Plan or any trust established with respect to a Plan have been used to purchase or hold this Certificate or (ii) the purchase and holding of this Certificate by such Person are exempt from the prohibited transaction restrictions of ERISA and the Code or provisions of Similar Law pursuant to one or more prohibited transaction statutory or administrative exemptions or similar exemptions under Similar Law and (b) direct the Trustee to invest the assets held in the Trust pursuant to, and take all other actions contemplated by, the terms and conditions of the Basic Agreement, this Trust Supplement, the Intercreditor Agreement, the Deposit Agreement, the Escrow Agreement, the NPA, and each Participation Agreement.
Any Person who is an ERISA Plan and is acquiring or accepting this Certificate will, by such acquisition or acceptance, be deemed to represent and warrant to the Company, the Loan Trustees and the Trustee, at any time when regulation 29 C.F.R. Section 2510.3-21, as modified in 2016, is applicable that the decision to acquire or accept this Certificate has been made by a duly authorized fiduciary of the ERISA Plan that (i) is independent (as that term is used in 29 C.F.R. 2510.3-21(c)(1)) of the Company and its Affiliates and there is no financial interest, ownership interest, or other relationship, agreement or understanding or otherwise that would limit its ability to carry out its fiduciary responsibility to the ERISA Plan; (ii) is a bank, insurance carrier, registered investment adviser, a registered broker-dealer, or an independent fiduciary that holds, or has under management or control, total assets of at least $50 million (in each case, as specified in 29 C.F.R. 2510.3-21(c)(1)(i)(A)-(E)); (iii) is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including, without limitation, with respect to the decision to acquire or accept this Certificate); (iv) has been fairly informed that the Company and its Affiliates have not and will not undertake to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the acquisition or acceptance of this Certificate; (v) has been fairly informed that the Company and its Affiliates have financial interests in the ERISA Plan’s acquisition or acceptance of this Certificate, which interests may conflict with the interest of

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

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the ERISA Plan, as more fully described in the offering materials; (vi) is a fiduciary under ERISA or the Code, or both, with respect to the decision to acquire or accept this Certificate and is responsible for exercising (and has exercised) independent judgment in evaluating whether to invest the assets of the ERISA Plan in this Certificate; and (vii) is not paying the Company or any of its Affiliates, any fee or other compensation directly for the provision of investment advice (as opposed to other services) in connection with the ERISA Plan’s acquisition or acceptance of this Certificate.
THIS CERTIFICATE AND THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.
Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.
SPIRIT AIRLINES PASS THROUGH TRUST
2017-1C

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	_____________________________

Title:
Dated:

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Certificates referred to in the within-mentioned Agreement.
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee

By:	_______________________________

Authorized Officer

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

FORM OF TRANSFER NOTICE
FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer Identification No.
___________________________
Please print or typewrite name and address including zip code of assignee
___________________________
the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing ___________________________ attorney to transfer said Certificate on the books of the Trustee with full power of substitution in the premises.

Date: _____________
_______________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

SIGNATURE GUARANTEE: _______________
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

EXHIBIT B to
TRUST SUPPLEMENT NO. 2017-1C
AMENDMENTS TO BASIC AGREEMENT

Part A
Section 5.02. Consolidation, Merger, Etc. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless:
(i)    the successor or transferee entity shall, if and to the extent required under Section 1110 in order that any Loan Trustee continues to be entitled to any benefits of Section 1110 with respect to any Aircraft, be a holder of an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, and shall execute and deliver to the Trustee an agreement containing the express assumption by such successor or transferee entity of the due and punctual performance and observance of each covenant and condition of the Note Documents, the NPA and this Agreement to be performed or observed by the Company; and
(ii)    the Company shall deliver to the Trustee a certificate signed by a Responsible Officer of the Company stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement mentioned in clause (i) above comply with this Section 5.02.
Upon any consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety in accordance with this Section 5.02, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Note Documents, the NPA and this Agreement with the same effect as if such successor Person had been named as the Company herein.
Part B
Section 6.07. Certificateholders May Not Bring Suit Except Under Certain Conditions. A Certificateholder of any series shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise with respect to this Agreement, the related Trust Supplement or the Certificates or otherwise, or for the appointment of a receiver or for the enforcement of any other remedy under this Agreement, the related Trust Supplement or the Certificates or otherwise, unless:

(1)	such Certificateholder previously shall have given written notice to the Trustee of a continuing Event of Default;

(2)
Certificateholders holding Certificates of such series evidencing Fractional Undivided Interests aggregating not less than 25% of the related Trust shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in Section 7.03(e);

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

(3)	the Trustee shall have refused or neglected to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity; and

(4)
no Direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by either Certificateholders holding Certificates of such series evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the related Trust or the Controlling Party under the related Intercreditor Agreement.

Except to the extent provided in any applicable Intercreditor Agreement or in any applicable Trust Supplement, it is understood and intended that no one or more of the Certificateholders of any series shall have any right in any manner whatsoever hereunder or under the related Trust Supplement or under the Certificates of such series to (i) surrender, impair, waive, affect, disturb or prejudice any property in the Trust Property of the related Trust, or the lien of any related Indenture on any property subject thereto, or the rights of the Certificateholders of such series or the holders of the related Equipment Notes, (ii) obtain or seek to obtain priority over or preference with respect to any other such Certificateholder of such series or (iii) enforce any right under this Agreement, the related Trust Supplement or under the Certificates of such series, except in the manner provided in this Agreement and for the equal, ratable and common benefit of all the Certificateholders of such series.
Part C
Provided that there is a bank or trust company in a U.S. jurisdiction where there are no Avoidable Taxes that is willing to act as Trustee and is eligible to act as Trustee under Section 7.08 and the applicable provisions of any Trust Supplement, the Company shall promptly appoint a successor Trustee of such Trust in a jurisdiction where there are no Avoidable Taxes.
Part D
(a)    file with the Trustee, within 30 days after the Company files the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the SEC, in accordance with rules and regulations prescribed by the SEC, such supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;
Part E
(4)    (A) to cure any ambiguity or to correct any mistake or inconsistency contained in this Basic Agreement or in any related Trust Supplement, any Intercreditor Agreement or any Liquidity Facility; or (B) to make or modify any other provision in regard to matters or questions arising under this Basic Agreement or any related Trust Supplement, any Intercreditor Agreement or any Liquidity Facility as the Company may deem necessary or desirable and that will not materially adversely affect the interests of the related Certificateholders; or (C) to correct or supplement the

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

description of any property constituting property of any Trust or the description of any Aircraft, and to reflect the substitution of another aircraft for any Aircraft; or
Part F
Section 12.01. Limitation on Rights of Certificateholders. (a) The insolvency, death or incapacity of any Certificateholder of any series shall not operate to terminate this Agreement or the related Trust, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. No Certificateholder of any series shall be entitled to revoke the related Trust.
(b)    No transfer, by operation of law or otherwise, of any Certificate or other right, title and interest of any Certificateholder in and to the applicable Trust Property or under the related Trust shall operate to terminate the Trust or entitle such Certificateholder or any successor or transferee of such Certificateholder to an accounting or to the transfer to it of legal title to any part of such Trust Property.
Part G
Section 12.02. Liabilities of Certificateholders. The Certificateholders of each series shall not be personally liable for obligations of the related Trust, the Fractional Undivided Interests represented by the Certificates of such series shall be nonassessable for any losses or expenses of such Trust or for any reason whatsoever, and the Certificates of such series upon authentication thereof by the Trustee pursuant to Section 3.02 are and shall be deemed fully paid. No Certificateholder of such series shall have any right (except as expressly provided herein) to vote or in any manner otherwise control the operation and management of the related Trust Property, the related Trust, or the obligations of the parties hereto, nor shall anything set forth herein, or contained in the terms of the Certificates of such series, be construed so as to constitute the Certificateholders of such series from time to time as partners or members of an association.

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

SCHEDULE I to
TRUST SUPPLEMENT NO. 2017-1C
SERIES C EQUIPMENT NOTES,
PRINCIPAL AMOUNTS, MATURITIES AND AIRCRAFT
Part One
Funded Aircraft

Initial Principal Amount of Series C Equipment Notes	Maturity	Aircraft	Manufacturer Serial Number
$6,493,000	February 15, 2023	A320-200	8018
6,493,000	February 15, 2023	A320-200	8021
6,508,000	February 15, 2023	A320-200	8012
7,929,000	February 15, 2023	A321-200	8114
7,929,000	February 15, 2023	A321-200	8047
7,929,000	February 15, 2023	A321-200	8115
7,934,000	February 15, 2023	A321-200	8141
7,934,000	February 15, 2023	A321-200	8160
6,559,000	February 15, 2023	A320-200	8176

Part Two
Pre-Funded Aircraft

Initial Principal Amount of Series C Equipment Notes	Maturity	Aircraft*	Manufacturer Serial Number*
$6,573,000	February 15, 2023	A320-200	8376
6,573,000	February 15, 2023	A320-200	8400
6,610,000	February 15, 2023	A320-200	8434

* Subject to substitution as provided in the NPA.

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)

Exhibit 4.6

SCHEDULE II to
TRUST SUPPLEMENT NO. 2017-1C
NOTE DOCUMENTS
Participation Agreement
Indenture
Airframe Warranties Agreement (as defined in any applicable Indenture)
For each of the aircraft listed in Schedule I.

AMERICAS 94409275 v12 (2K)	Trust Supplement No. 2017-1C (Spirit 2017-1 EETC)